As filed with the Securities and Exchange Commission on October 25, 2002


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
1933 Act
File No. 333-______
1940 Act
File No. 811-______
                                    Form N-2
                        (Check appropriate Box or Boxes)
           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         [ ] Pre-Effective  Amendment  No.  ___
                         [ ] Post-Effective Amendment No. ___
                                       and
       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         [ ] Amendment No. ___

                              RMR Real Estate Fund
          Exact Name of Registrant as Specified in Declaration of Trust
                       400 Centre Street, Newton, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                 (617) 796-8350
               Registrant's Telephone Number, including Area Code


                                    Copy to:
                             Karen L. Linsley, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

     Title of Securities Being        Amount Being    Proposed Maximum Offering     Proposed Maximum Aggregate          Amount of
            Registered                 Registered           Price Per Unit              Offering Price (1)          Registration Fee
            ----------                 ----------           --------------              ------------------          ----------------
Common Shares of Beneficial             5,000,000               $15.00                      $75,000,000                   $6,900
Interest, $0.001 par value               Shares

(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS                         Subject To Completion, Dated _______________


                          5,000,000 common SHARES
                           RMR REAL ESTATE FUND
                             $15.00 PER SHARE

Investment Objectives. RMR Real Estate Fund ("we", "us" or the "Fund") is a newly organized, non-diversified closed end management investment company. Our primary investment objective is to earn and pay a high level of current income to our shareholders by investing in real estate companies. Our secondary objective is capital appreciation. We intend to apply to list our common shares on the New York Stock Exchange (the "NYSE") under the symbol "RMF".

Our Sponsors and Our Initial Investments. All of the organization and offering costs, including the sales load for this offering, have been and will be paid by our sponsors, RMR Advisors, Inc., (our "Advisor") and HRPT Properties Trust. Our Advisor is a newly formed company which will be our investment manager. HRPT Properties is a real estate investment trust, or REIT, which owns office buildings. HRPT Properties also owns shares of two other publicly owned REITs which are its former subsidiaries: Hospitality Properties Trust, a REIT which owns hotels; and Senior Housing Properties Trust, a REIT which owns senior housing properties.

One third of the proceeds of this offering will be used to purchase shares of each of HRPT Properties, Hospitality Properties and Senior Housing. All of these shares will be purchased from HRPT Properties at market prices. These shares will be held in our portfolio for two years. Thereafter, we will sell 12.5% of our initial holdings of these securities in each of the next eight years.

Investment Policies. After this offering is completed, we intend to use borrowings or other leverage of up to one third of our total asset value. The proceeds from leverage and from sales of our initial portfolio will be invested in securities issued by real estate companies other than HRPT Properties, Hospitality Properties and Senior Housing. Generally, in normal market conditions, we expect that: (i) at least 90% of our total assets will be in income producing securities issued by real estate companies, including common shares, preferred shares and debt; (ii) at least 75% of our total assets will be in securities issued by REITs; and (iii) no more than 25% of our total assets will be non-investment grade rated debt or preferred shares.

Your purchase of our common shares involves risks. You could lose some or all of your investment. There can be no assurance that we will achieve our investment objectives. See "Risk Factors" beginning on page __.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                        Per Share      Total(1)
                                                        ---------      --------
          Public Offering Price......................... $15.00         $______
          Sales Load.................................... $ (2)          $ (2)
          Proceeds to the Fund.......................... $15.00         $______



         (1) The Underwriters may purchase up to an additional ________ common shares within 45 days of this prospectus at the public offering price to cover over allotments.
         (2) Our Advisor and HRPT Properties will each pay half of the offering expenses and sales load for all of the common shares purchased, including any additional shares which are purchased pursuant to the Underwriters' over allotment option.

The common shares will be delivered on or about ____________, 2002.

                               [List Underwriters]




             The date of this Prospectus is _________________, 2002.

You should read this prospectus, which contains important information that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated __________, 2002 ("SAI"), containing additional information about us has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 38 of this prospectus, by calling ____________. You may also obtain a copy of our SAI and other information about us from the SEC's web site at http://www.sec.gov.

No Prior History. We are newly organized and our common shares have no prior trading history. Our Advisor has no prior experience operating an investment management company, but affiliates of our Advisor have extensive experience in the real estate industry. The shares of closed end investment companies frequently trade at a discount to net asset value. The organizational and offering expenses, including the sales load for this offering, are being paid by our Advisor and HRPT Properties, and 100% of the proceeds of this offering will be immediately invested at the closing of this offering. This may lessen the possibility that our common shares trade at a discount to net asset value, but there is no assurance that a trading price equal to or greater than net asset value will result.

Leverage. We expect to issue debt or preferred shares which may represent up to 33 1/3% of our total capital after such issuance. Our issuance of debt or preferred shares will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would have realized without our use of leverage. There is no assurance that our leverage strategies will be successful.


You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided in this prospectus is accurate as of any date other than the date on the cover of this prospectus. Unless otherwise stated, all information in this prospectus assumes that the underwriters' over allotment option is not exercised.

Our common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or by any other governmental agency.
                              ---------------------
                                TABLE OF CONTENTS
                                                                            PAGE
Prospectus Summary........................................................    3
Summary of Fund Expenses..................................................   10
Risk Factors..............................................................   14
Use of Proceeds...........................................................   18
The Fund..................................................................   19
Our Initial Portfolio.....................................................   19
Sales of Our Initial Portfolio............................................   19
Investment Objectives and Policies........................................   20
Use of Leverage...........................................................   22
Interest Rate Transactions................................................   24
Management of the Fund....................................................   25
Net Asset Value...........................................................   27
Distributions.............................................................   27
Dividend Reinvestment Plan................................................   28
Description of Shares.....................................................   29
Borrowings................................................................   31
Certain Provisions in the Declaration of Trust............................   32
Repurchase of Fund Shares.................................................   34
Tax Matters...............................................................   34
Underwriting..............................................................   35
Custodian and Transfer Agent..............................................   37
Legal Matters.............................................................   37
Additional Information....................................................   38
Table of Contents of the Statement of Additional Information..............   38

                               PROSPECTUS SUMMARY

     This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, especially the information set forth at "Risk Factors".

THE FUND...........................  RMR Real Estate Fund is a newly  organized,
                                     non-diversified,   closed  end   management
                                     investment company.

THE OFFERING.......................  We are offering _____ of our common shares.
                                     The  public  offering  price is $15.00  per
                                     common  share.  You must  purchase at least
                                     100 common shares ($1,500). We have granted
                                     the  Underwriters  an option to purchase up
                                     to ___  additional  common  shares to cover
                                     over  allotments,  if any.  Our Advisor and
                                     HRPT   Properties   will  pay  all  of  the
                                     offering  costs  including  the sales load.
                                     Accordingly, 100% of your purchase price of our common shares will be available for investment.

INVESTMENT OBJECTIVES..............  Our primary investment objective is to earn and pay to our shareholders a high level of
                                     current  income by investing in  securities
                                     issued by real estate companies. Generally,
                                     a real  estate  company is a company  which
                                     derives a majority of its gross income from
                                     the   ownership,    leasing,    management,
                                     construction,  sale  or  financing  of real
                                     estate  or has a  majority  of  its  assets
                                     invested    in   real    estate.    Capital
                                     appreciation is our secondary objective.

THE INITIAL PORTFOLIO..............  All of the proceeds of this  offering  will be used to purchase an initial portfolio of
                                     securities from HRPT Properties:  one-third
                                     of the  proceeds  will be used to  purchase
                                     common  shares of  Hospitality  Properties;
                                     one-third of the  proceeds  will be used to
                                     purchase  common shares of Senior  Housing;
                                     and  one-third of the proceeds will be used
                                     to   purchase   common   shares   of   HRPT
                                     Properties. Our purchase of these shares will be made at closing market prices as reported in the consolidated transaction reporting system on the date this offering prices.

                                     We will own the initial  portfolio  for two
                                     years   following  this  offering.   During
                                     specified  60 day  periods  in  each of the
                                     following  eight years,  we will sell 12.5%
                                     of our initial  holdings  of these  shares.
                                     These   sales   will  be   managed   by  an
                                     independent agent, State Street Bank and Trust Company. The sale price of these shares in 2004 through 2012 will be their market prices at the time of their sale.

                                     HRPT Properties is a REIT which owns 206 office buildings containing over 22 million square feet of space. HRPT Properties' common shares are listed on the NYSE under the symbol "HRP". HRPT Properties' most important tenant is the U.S. Government which is responsible for approximately 20% of HRPT's total rents.

                                     Hospitality Properties is a REIT which owns
                                     251 hotels.  Hospitality Properties' common
                                     shares  are  listed  on the NYSE  under the
                                     symbol "HPT".  Hospitality  Properties  was
                                     formerly  a 100% owned  subsidiary  of HRPT
                                     Properties, and the shares we will purchase
                                     are shares which HRPT  Properties  retained
                                     when   Hospitality   Properties   became  a
                                     separately     traded    public    company.
                                     Hospitality   Properties'   most  important
                                     hotel  operator is Marriott  International,
                                     Inc.   (together  with  its   subsidiaries,
                                     "Marriott"),  which  leases or operates 54%
                                     of   Hospitality   Properties'   hotels  by
                                     investment.

                                     Senior  Housing  is a REIT  which  owns 111
                                     senior housing properties. Senior Housing's
                                     common  shares are listed on the NYSE under
                                     the  symbol  "SNH".   Senior   Housing  was
                                     formerly  a 100% owned  subsidiary  of HRPT
                                     Properties  and the shares we will purchase
                                     are shares which HRPT  Properties  retained
                                     when  Senior  Housing  became a  separately
                                     traded  public  company.  Senior  Housing's
                                     most   important   property   operator   is
                                     Marriott, which leases or operates 78% of Senior Housing's properties by investment.

                                     Each   of  HRPT   Properties,   Hospitality
                                     Properties and Senior Housing is managed by
                                     Reit   Management  &  Research  LLC  ("Reit
                                     Management"), an affiliate of our Advisor.

ADDITIONAL INVESTMENTS.............  We   intend   to  use   leverage   to  make
                                     additional   investments   in  real  estate
                                     securities.  Also, as our initial portfolio
                                     of securities is sold beginning in 200_, we
                                     will use the  proceeds  of  those  sales to
                                     make  additional  investments.   Generally,
                                     under   normal   market   conditions,   our
                                     investment strategies will be as follows:

                                        o  At least 90% of our total assets will
                                           be  invested   in  income   producing
                                           common stocks,  preferred  shares and
                                           convertible or debt securities issued
                                           by real estate companies.

                                        o  At least 75% of our total assets will
                                           be invested in  securities  issued by
                                           REITs.   A  REIT  is  a  real  estate
                                           company  that  primarily  owns income
                                           producing  real estate,  mortgages or
                                           other real  estate  interests.  REITs
                                           are generally  required to distribute
                                           90%  of   their   income   to   their
                                           shareholders.  As a result, REITs pay
                                           relatively high dividends as compared
                                           to  other  types  of  companies.   We
                                           intend to use REIT  dividends to meet
                                           our primary objective of high current
                                           income.

                                        o  The preferred shares, convertible and
                                           debt   securities  in  which  we  may
                                           invest are  sometimes  referred to as
                                           "ratable  securities".  We  will  not
                                           invest   in   non-investment    grade
                                           ratable securities if, as a result of
                                           the investment,  more than 25% of our
                                           total  assets  would be  invested  in
                                           non-investment      grade     ratable
                                           securities.  A ratable  security will
                                           be considered  investment grade if it
                                           is rated Baa3,  BBB-,  BBB- or higher
                                           by Moody's Investors  Service,  Inc.,
                                           ("Moody's"),  Standard  &  Poor's,  a
                                           division    of    The     McGraw-Hill
                                           Companies,  Inc.  ("S&P")  or  Fitch,
                                           Inc. ("Fitch"),  respectively,  or if
                                           it is unrated but considered to be of
                                           comparable quality by our Advisor.

                                        o  In  anticipation of or in response to
                                           adverse market conditions or for cash
                                           management    purposes,     we    may
                                           temporarily  hold  a  portion  of our
                                           assets   in   cash,    money   market
                                           instruments, commercial paper, shares
                                           of money market funds, bonds or other
                                           debt securities, including government
                                           securities.

                                        o  In   connection   with   our  use  of
                                           leverage,  we may enter into interest
                                           rate  swap  or  cap  transactions  or
                                           purchase  or sell  futures or options
                                           on futures.

                                        o  The foregoing  investment  strategies
                                           will  be  applied  while  we own  the
                                           initial portfolio and thereafter.

                                        o  After our  investment of the proceeds
                                           of  this   offering  in  our  initial
                                           portfolio  we will not  purchase  any
                                           securities  of any  issuer  which  is
                                           managed   by  our   Advisor   or  its
                                           affiliates.

USE OF LEVERAGE....................  We intend to use leverage by borrowing from banks or other financial institutions or by
                                     issuing   fund   preferred   shares  in  an
                                     aggregate amount up to 33 1/3% of our total
                                     assets after the borrowing or issuance. All
                                     payments  of  interest  and  repayments  of
                                     principal  on  our   borrowings,   and  all
                                     distributions on and redemption of our fund preferred shares, will have priority claims on our income and assets over distributions payable on our common shares. Our current intent is to use leverage by borrowing.

                                     We  intend to use the net  proceeds  of our
                                     borrowings  to invest in securities of real
                                     estate  companies.  So long as the  returns
                                     which  we  realize  on  these   investments
                                     exceed the interest cost of our  borrowings
                                     plus  our   expenses   arising  from  these
                                     investments,  this  leverage  strategy will
                                     increase  the  income   available  for  our
                                     common shares and allow us to pay higher distributions to you than we might pay without using leverage.

                                     The  use of  leverage  involves  risks  and
                                     there  is no  guaranty  that  our  leverage
                                     strategy  will be  successful in increasing
                                     our   income  or  the   distributions   you
                                     receive.   If  the  income  we  receive  on
                                     investments  funded  with  leverage is less
                                     than  our  leverage   costs,   the  use  of
                                     leverage may reduce our income and the distributions you receive more than if we do not use leverage.

DIVIDENDS AND DISTRIBUTIONS........  We  intend  to  pay  regular  monthly  cash
                                     distributions   based   on  our   projected
                                     performance. The initial distribution will be declared approximately 45 days, and paid approximately 60 days, after the completion of the initial closing of this offering. Our distribution rate may be adjusted from time to time by our board of trustees, depending upon our actual or anticipated performance.

                                     We expect that a substantial portion of our distributions will be ordinary income, but part of our distributions may be return of capital or capital gains.

DIVIDEND REINVESTMENT PLAN.........  We have a dividend  reinvestment plan which is  sometimes  referred  to as an "opt  out
                                     plan". Under this plan you will receive all
                                     of your  distributions  in  common  shares,
                                     unless you elect to  receive  them in cash.
                                     You will  also have the  option to  acquire
                                     additional  common  shares  for  cash.  Our
                                     stock   transfer   agent   and   registrar,
                                     EquiServe   Trust   Company,   N.A.,   will
                                     administer   this  plan.   EquiServe   will
                                     receive  your  distributions  and  purchase
                                     common  shares in the market or from us for
                                     your account. Shares will be purchased from
                                     us as  newly  issued  shares  whenever  the
                                     market  price  of our  common  shares  plus
                                     estimated  brokerage  costs  is equal to or
                                     greater  than our net asset  value.  Shares
                                     will   be    purchased   in   open   market
                                     transactions  whenever  the market price of
                                     our common shares plus estimated  brokerage
                                     costs  is less  than our net  asset  value.
                                     This     automatic      reinvestment     of
                                     distributions will not relieve you of tax obligations arising from your receipt of distributions.

INVESTMENT ADVISOR.................  Our Advisor will be our investment manager.
                                     Our Advisor is a new company formed in 2002 and has no prior history.

                                     Our Advisor is a wholly-owned subsidiary of
                                     Reit Management.  Reit Management  provides
                                     advice on real estate investments, property
                                     management  services  and  research to HRPT
                                     Properties,  Hospitality Properties, Senior
                                     Housing  and  various  private   companies.
                                     Together these  entities  directly own over
                                     $7 billion of real estate. Personnel of the
                                     Advisor who are  responsible for our day to
                                     day operations and our investment decisions
                                     are also involved in the operations of Reit
                                     Management.    We   believe    that   their
                                     experience   in   direct    ownership   and
                                     management of real estate may afford us a competitive advantage in evaluating real estate companies and the securities which are issued by real estate companies.

                                     We will pay our Advisor a monthly fee equal
                                     to an annual  rate of 0.90% of our  average
                                     daily  total  assets  (i.e.,  the net asset
                                     value  of  our  common   shares   plus  the
                                     principal  amount of any borrowings and the
                                     liquidation    preference   of   any   fund
                                     preferred shares outstanding). Because this fee is calculated on the basis of our total assets, our use of leverage increases the fee paid to our Advisor.

                                     For the five  years  after the  closing  of
                                     this  offering,  our  Advisor has agreed to
                                     waive its fees  equal to an annual  rate of
                                     0.20% of our average daily total assets. In
                                     addition,   our   Advisor   will   pay  all
                                     organizational costs and half the costs of this offering, including the sales load.

CUSTODIAN..........................  State  Street Bank and Trust  Company  will serve as  custodian  of our  assets.  State
                                     Street Bank and Trust Company will also act
                                     as  our  independent   agent  to  sell  our
                                     initial portfolio  investments beginning in
                                     200_.

ADMINISTRATION AND
SUBADMINISTRATION..................  Our   Advisor   will   also   act   as  our
                                     administrator.       Substantially      all
                                     administrative activities will be conducted on our behalf by State Street Bank and Trust Company, as subadministrator.

TRANSFER AGENT.....................  EquiServe Trust Company, N.A. will serve as our  transfer  agent and will also serve as
                                     the    administrator    of   our   dividend
                                     reinvestment plan.

LISTING AND SYMBOL.................  We  intend  to  apply  to list  our  common shares on the NYSE under the symbol "RMF".

PRINCIPAL RISKS....................  No  Operating  History.   We  are  a  newly
                                     organized company and have no history of operations.

                                     Inexperienced  Advisor.  Our  Advisor  is a
                                     newly   organized   entity   and   has   no
                                     experience managing a registered investment company.

                                     Concentration of Initial  Investments.  Our
                                     initial portfolio  investments will include
                                     only  three   different   securities.   Any
                                     decline  in  the  market  values  of any of
                                     these   securities   likely  will  cause  a
                                     decline in the value of our common shares.

                                     Non-diversification  Risk.  In  addition to
                                     the concentration of our initial portfolio,
                                     our  entire  investment  portfolio  will be
                                     focused upon  securities  in one  industry.
                                     Accordingly,   the  market  prices  of  our
                                     common shares may be more volatile than an investment in a diversified fund.

                                     Real Estate Risks.  Our investment focus on
                                     real  estate   securities   creates  risks,
                                     including the following:

                                        o  One third of our initial  investments
                                           will be in shares of HRPT Properties,
                                           a REIT  that owns  office  buildings.
                                           During    the   past   year    office
                                           occupancies  and rents have  declined
                                           and we do not expect  occupancies and
                                           rents to improve in the near future.

                                        o  One third of our initial  investments
                                           will  be  in  shares  of  Hospitality
                                           Properties,  a REIT that owns hotels.
                                           The financial  performance  of hotels
                                           are  highly   sensitive   to  general
                                           economic conditions.

                                        o  One third of our initial  investments
                                           will be in shares of Senior  Housing,
                                           a  REIT  that  owns  age   restricted
                                           apartments,      congregate      care
                                           properties,      assisted      living
                                           facilities and nursing homes. Some of
                                           these  properties  are dependent upon
                                           Medicare and Medicaid  payments which
                                           are subject to changes in  government
                                           policies.

                                        o  Our  investments  in  other  types of
                                           real  estate   companies   will  also
                                           involve    risks.     For    example,
                                           securities  of  companies   that  own
                                           retail  properties  are vulnerable to
                                           changes    in    consumer    spending
                                           practices  and  to   bankruptcies  of
                                           large retail firms, and securities of
                                           companies    that    own    apartment
                                           buildings  are affected by changes in
                                           housing      market       conditions.

                                        o  Many real estate  companies  in which
                                           we will  invest  may be  smaller  and
                                           have more debt than companies  traded
                                           in the  equity  markets  as a  whole.
                                           Smaller  equity   capitalization  and
                                           more    leverage    may   mean   that
                                           securities   issued  by  real  estate
                                           companies  may be more  volatile than
                                           securities  issued  by larger or less
                                           leveraged companies.

                                        o  Real  estate  companies  in  which we
                                           will invest are  susceptible to other
                                           special  risks.  For  example:   real
                                           estate taxes and  property  insurance
                                           costs   have   increased   materially
                                           within the past  year;  environmental
                                           laws  have made  real  estate  owners
                                           responsible  for clean up costs which
                                           can  be  material;   and  other  laws
                                           require  real estate  owners to incur
                                           capital  expenditures  such  as  laws
                                           that   require   access  by  disabled
                                           persons.

                                     Leverage Risks. We intend to use leverage to increase our investments. Holders of our debt or our fund preferred shares will have priority claims to our income and assets over your rights as an owner of our common shares. Because we will use leverage, if the value of our investments declines, the value of your common shares will decline faster than it would if we had invested without leverage.

                                     Interest Rate Risks. We will be exposed to two principal types of interest rate risks:

                                        o  Our cost of leverage will increase as
                                           interest   rates   increase.    These
                                           increased  costs  may  result in less
                                           net income available for distribution
                                           to you as a common shareholder.

                                        o  When  interest  rates rise the market
                                           values of dividend paying  securities
                                           usually  fall.  Because  most  of our
                                           investments   will  be  in   dividend
                                           paying  securities,  and  because  we
                                           expect to make  distributions  to our
                                           shareholders,   both  our  net  asset
                                           value  and the  market  price  of our
                                           common  shares  are likely to decline
                                           when interest rates rise.

                                     We may mitigate some of these interest rate
                                     risks by investing in interest rate hedges.
                                     However,   interest   rate   risks  may  be
                                     magnified if we hedge interest rates based upon expectations concerning interest rates which prove inaccurate.

                                     Market Discount Risk.  Shares of closed end
                                     investment  companies frequently trade at a
                                     discount   to   net   asset   value.

                                     Tax  Qualification  Risks. We must maintain
                                     our  status  as  a  REIT  or  qualify  as a
                                     regulated   investment   company  to  avoid
                                     payment of federal  income  taxes.  Because
                                     our    initial    investments    will    be
                                     concentrated     in    HRPT     Properties,
                                     Hospitality Properties and Senior Housing, the failure of any of these companies to qualify as a REIT would jeopardize our own tax status.

                                     Risk of Illiquidity  of Initial  Portfolio.
                                     Because our Advisor is a subsidiary  of the
                                     property   manager  for  HRPT   Properties,
                                     Hospitality  Properties and Senior Housing,
                                     we  may  be  restricted  from  selling  our
                                     initial    portfolio    securities   except
                                     pursuant    to    effective    registration
                                     statements. Although these companies have agreed to maintain effective registration statements for as long as we own their shares, their failure to do so may delay or prevent our sales of these investments.

                                     Low Rated  Securities  Risks. We may invest
                                     up to 25%  of  our  total  asset  value  in
                                     ratable    securities   which   are   below
                                     investment grade. In addition,  none of the
                                     common  equity  securities in which we will
                                     invest  are  expected  to be  rated.  These
                                     investments     should    be     considered
                                     speculative. Because we will invest in speculative securities, your investment in our common shares will involve a greater risk of loss than an investment which is focused only on higher rated securities.

                                     Anti-takeover Provisions. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. These provisions may deprive you of the ability to sell your common shares at a premium to their market value.

                            SUMMARY OF FUND EXPENSES

The purpose of the following tables is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. Table number 1 shows transaction fees and expenses arising from your purchase of our shares. The expenses shown in tables numbered 2, 3 and 4 are based on estimated amounts for our first year of operations unless otherwise indicated and assume that we will issue approximately 25,000,000 common shares. Each of the tables numbered 2, 3 and 4 makes different assumptions regarding our use of leverage, as indicated. We expect to utilize leverage to increase our investments following this offering. The amount of leverage up to 33 1/3% of our total asset value and the type of leverage we will use will depend upon market condition in effect from time to time. Each of these tables shows our expenses as a percentage of net assets attributable to common shares.

                  Table No. 1: Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)........       none(1)
Dividend reinvestment and cash purchase plan fees.................       none(2)

     (1) All of the offering costs, including the sales load, will be paid by our Advisor and HRPT Properties.

     (2) You will not be charged any fees if your distributions are paid in shares or in cash. You will be charged a $____ service charge and pay brokerage charges if you direct the dividend reinvestment plan agent to sell your common shares held in a dividend reinvestment account.


    Table No. 2: Annual Expenses - Estimated First Year Assuming No Leverage

                                                                PERCENTAGE OF
                                                                TOTAL ASSETS
                                                                ------------

Management fees............................................         0.90%
Interest payments on borrowed money(1).....................         none
Other expenses.............................................         0.28%
                                                                    -----

Total annual expenses(2)...................................         1.18%
Fee waiver (years 1-5)(2)..................................        (0.20%)
                                                                   -------

Total net annual expenses (years 1-5)......................         0.98%

     (1) Assumes that we do not use leverage during the period and that, therefore, the Fund's total assets are all attributable to common shares.

     (2) The Advisor has agreed to waive part of its management fee in the amount of 0.20% of average daily total assets for our first five years of operations.

          Table No. 3: Annual Expenses - Estimated Assuming Use of Fund
                          Preferred Shares as Leverage




                                                                PERCENTAGE OF
                                                             ASSETS ATTRIBUTABLE
                                                             TO COMMON SHARES(1)
                                                             -------------------


Management fees...............................................        1.35%
Interest payments on borrowed money(2)........................         none
Other expenses................................................        0.29%
                                                                      -----

Total annual expenses(3)......................................        1.64%
Fee waiver (years 1-5)(3).....................................       (0.30%)
                                                                     -------

Total net annual expenses (years 1-5).........................        1.34%

     (1) Stated as percentages of our total assets, and assuming issuance of fund preferred shares in an amount equal to one third of our total assets (including assets obtained with proceeds of the fund preferred shares), our expenses would be estimated as follows:

              Annual Expenses - Estimated Assuming                 PERCENTAGE OF
              Use of Fund Preferred Shares As Leverage              TOTAL ASSETS
                                                                   -------------
              Management fees...................................      0.90%
              Interest payments on borrowed money(2)                   none
              Other expenses....................................      0.20%
                                                                      -----

              Total annual expenses(3)..........................      1.10%
              Fee waiver (years 1-5)(3).........................     (0.20%)
                                                                     -------

              Total net annual expenses (year 1-5)..............      0.90%

     (2) Assumes we use leverage by issuing fund preferred shares in an amount equal to one third of our total assets (including assets obtained with proceeds of the fund preferred shares).

     (3) Our Advisor has agreed to waive part of its management fee in the amount of 0.20% of average daily total assets for our first five years of operations.

 Table No. 4: Annual Expenses - Estimated Assuming Use of Borrowings as Leverage

                                                           PERCENTAGE OF ASSETS
                                                             ATTRIBUTABLE TO
                                                             COMMON SHARES (1)
                                                           --------------------

Management fees.........................................             1.35%
Interest payments on borrowed money(2)..................             2.50%
Other expenses..........................................             0.29%
                                                                     -----

Total annual expenses(3)................................             4.14%
Fee waiver (years 1-5)(3)...............................            (0.30%)
                                                                    -------

Total net annual expenses (years 1-5)...................             3.84%

     (1) Stated as percentages of our total assets, and assuming borrowings in an amount equal to one third of our total assets (including assets obtained with proceeds of borrowings), our expenses would be estimated as follows:

              Annual Expenses - Estimated Assuming                 PERCENTAGE OF
              Use of Borrowings as Leverage                         TOTAL ASSETS
                                                                   -------------
              Management fees.................................          0.90%
              Interest payments on borrowed money(2)..........          1.67%
              Other expenses..................................          0.20%
                                                                        -----

              Total annual expenses(3)........................          2.76%
              Fee waiver (years 1-5)(3).......................         (0.20%)
                                                                       -------

              Total net annual expenses (year 1-5)............          2.56%


     (2) Assumes we use leverage by borrowing in an amount equal to one third of our total assets (including assets obtained with proceeds of the borrowings). Also assumes that the interest on borrowings equal 5% per annum.

     (3) Our Advisor has agreed to waive part of its management fee in the amount of 0.20% of average daily total assets for our first five years of operations.

The following examples illustrate the expenses that you would pay on a $1,000 investment in our common shares, assuming a 5% annual return. The purpose of this table is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. This example should not be considered a representation of future expenses. Actual expenses may be higher or lower than the expenses shown below.(1)

                                                     1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                  ----------------------------------------------------------------
No leverage(2)                                         $10              $30               $52              $125
Leverage with fund preferred shares(3)                 $13              $41               $70              $165
Leverage with borrowings(4)                            $38             $116              $195              $415

     (1) These examples assume that the estimated other expenses set forth in the annual expenses tables above are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Actual rate of return may be more or less than the 5% return assumed.

     (2) Assumes: that we do not use leverage during the periods shown and that our total assets are all attributable to common shares; and that we incur total net annual expenses of 0.98% of total assets in years 1 through 5 increasing to 1.18% in years 6 through 10.

     (3) Assumes: that we use leverage during the periods shown in an amount equal to one third of our total assets (including assets obtained with the proceeds of fund preferred shares); and that we incur total net annual expenses of 1.34% of total assets in years 1 through 5 increasing to 1.64% in years 6 through 10.

     (4) Assumes: borrowings in an amount equal to one third of our total assets (including assets obtained with the proceeds of the borrowings); interest on borrowed money at 5%; and that we incur total net annual expenses, including interest, of 3.84% of total assets in years 1 through 5 increasing to 4.14% in years 6 through 10.

                                  RISK FACTORS

We are a non-diversified, closed end management investment company designed primarily as a long term investment and not as a trading vehicle. We do not intend to be a complete investment program. Because of the uncertainties inherent in all investments, there can be no assurance that we will achieve our investment objectives. All stock market investments involve risks, including the risk that you may lose some or all of your investment. Your common shares at any time may be worth less than you invested, even after taking into account the reinvestment of dividends and distributions which you receive. Before deciding to purchase any of our shares you should consider the following material risks:

No Operating History

We are a newly organized company and have no history of operations.

Inexperienced Advisor

Our Advisor is a newly organized entity and has no experience managing a securities investment company like the Fund. See "Management of the Fund".

Concentration of Initial Investments

Our initial portfolio investments will include only three securities. If we use leverage to 33 1/3% of our total asset value, each of these securities will continue to represent over 22% of our total portfolio. Any decline in the market values of any of these securities likely will result in a decline in the value of your common shares.

Non-Diversification Risk

We are a non-diversified investment company. In addition to the concentration of our initial portfolio, we may make a significant part of our additional investments in a limited number of securities, and our investments will be focused upon securities in one industry. Because our investment portfolio will be less diversified than that of most other investment companies, the market prices of your investment in our common shares over time are likely to be more volatile than an investment in a diversified fund.

Real Estate Risks

A number of risks are created by our investment focus on real estate securities, including the following:

     o One third of our initial portfolio investments will be in shares of HRPT Properties, a REIT that owns office buildings. During the past year office occupancies and rents have declined in some areas of the United States, including some areas in which HRPT Properties has investments. Increases in office occupancies and rents have historically lagged general economic recoveries, and we do not expect occupancies and rents to improve in the near future.

     o One third of our initial portfolio investments will be in shares of Hospitality Properties, a REIT that owns hotels. Hotels usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of hotels and their values are highly sensitive to general economic conditions and travel industry changes. This sensitivity was demonstrated by the decline in hotel operating performance experienced after the terrorist attacks on September 11, 2001.

     o One third of our initial portfolio investments will be in shares of Senior Housing, a REIT that owns age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated and those regulations often require capital expenditures or restrict the profits realizable from these properties. Also, some of these properties are highly dependent upon Medicare and Medicaid payments which are subject to changes in governmental budgets and policies.

     o We may increase our investments in securities of companies which own office buildings, hotels and senior living properties. Moreover, our investments in securities issued by other types of real estate companies will also involve risks. For example, securities of companies that own retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms, and securities of companies that own apartment buildings may be affected by changes in housing market conditions.

     o Real estate companies tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most real estate companies also use leverage to finance their businesses. This combination of smaller equity capitalization and leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

     o Real estate companies and their securities in which we will invest are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past year; various environmental protection laws have made real estate owners and previous owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

Leverage Risks

We intend to use leverage to increase our investments. Our leverage is expected to be achieved by borrowings or our issuance of fund preferred shares. Utilization of leverage is a speculative investment technique which involves risks to you as a common shareholder. The principal risks arising from our use of leverage are as follows:

     o Our lenders and fund preferred shareholders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation.

     o If the market value of our investments decline, our assets value per common share will decline faster because we use leverage than it would decline if we did not use leverage.

     o If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline faster because we use leverage than it would decline if we did not use leverage.

     o Our borrowings, the fund preferred share indenture or the rating agencies which rate our leverage instruments, may require covenants and guidelines which restrict our ability to
          operate,   and  these  restrictions  may  limit  our  ability  to  pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

     o Our obligations to pay interest on and repay borrowings or to pay distributions on and redeem fund preferred shares may cause us to liquidate investments during adverse market conditions which may result in losses.

The risks arising from leverage will be principally borne by our common shareholders not by our lenders, our fund preferred shareholders or by our Advisor. See "Use of Leverage".

Interest Rate Risk

We will be exposed to two principal types of interest rate risks:

     o The cost of borrowings and distributions on any fund preferred shares used for leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

     o When interest rates rise, the market values of dividend paying securities usually fall. Because most of our investments will be in dividend paying securities and because we expect to make regular distributions to our shareholders, both our net asset value and the market price of our common shares are likely to decline when interest rates rise.

We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect our cost of borrowings or the level of distributions on our fund preferred shares. If we enter an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to us and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the net asset value of your common shares. See "Interest Rate Transactions".

Market Discount Risk

Shares of closed end investment companies frequently trade at a discount to net asset value. Because our Advisor and HRPT Properties, and not the Fund, will pay all of our organization costs and offering expenses including the sales load, our common shares may not trade at a discount to your initial investment. However, we can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Similarly, the value of our portfolio securities will move up and down primarily based on interest in buying or selling those securities. Accordingly, our net asset value will itself fluctuate and we can not predict if our common shares will trade at, above or below our net asset value.

Tax Qualification Risks

We must  maintain  our  status as a REIT or qualify  as a  regulated  investment company to avoid payment of federal income taxes. Because our initial investments will be concentrated in HRPT Properties, Hospitality Properties and Senior Housing, the failure of any of these companies to qualify as a REIT would likely jeopardize our own tax status. If we fail to be a REIT or a regulated investment company, we might be subject to federal and state income taxes, and our ability to make distributions, borrow money or raise capital likely would be impaired; and any of these events may cause the value of your shares to decline. See "Tax Matters".

Risk of Illiquidity of Initial Portfolio

Because our Advisor is affiliated with the property manager for HRPT Properties, Hospitality Properties and Senior Housing Properties, we may be restricted from selling our initial portfolio securities except pursuant to effective registration statements. To allow us to sell our investments in their shares each of HRPT Properties, Hospitality Properties and Senior Housing have agreed to maintain an effective registration statement for as long as we own any of their respective shares. However, failure of HRPT Properties, Hospitality Properties, and Senior Housing to maintain an effective registration statement may delay or prevent sales of their shares at the time when we intend to sell these securities.

Risks of Investment in Lower Rated Securities

We may invest up to 25% of our total asset value in ratable securities which are below investment grade. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated investments. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a fund which focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the net asset value of our common shares.

Anti-Takeover Provisions

Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibits any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust".

Risks Arising from Terrorist Attacks

The terrorist attacks on September 11, 2001, and related events have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. One third of our initial portfolio will be invested in shares of HRPT Properties, a REIT which owns office buildings including some high rise office towers. Since the terrorist attacks on September 11, 2001, it has become very difficult to obtain insurance for terrorist attacks on such buildings and the costs of that insurance and of property damage and liability insurance have increased materially. One third of our initial portfolio will be invested in shares of Hospitality Properties, a REIT which owns hotels. The September 11, 2001, terrorist attack adversely affected the market value of all companies involved in the hotel industry, including Hospitality Properties. Future terrorist attacks could have an adverse impact on the value and market prices of our investments and the net asset value and market price of your common shares.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. As inflation increases, the real value of your common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on fund preferred shares and interest costs on borrowings likely will increase, which would tend to further reduce returns to you as a common shareholder.

                                 USE OF PROCEEDS

The net proceeds of this offering of common shares will be $_____. We have granted the Underwriters an option to purchase up to an additional _____ common shares within 45 days of this prospectus at the public offering price to cover over allotments. If the Underwriters exercise their over allotment option in full, the net proceeds of this offering will be $________. Net proceeds will be used to purchase securities from HRPT Properties. One third of the proceeds will be used to purchase ___ common shares of HRPT Properties; one third of the proceeds will be used to purchase ____ common shares of Hospitality Properties; and one third of the proceeds will be used to purchase ____ common shares of Senior Housing. Our purchases of these shares will be made at their closing market prices on the date of this prospectus, as reported in the consolidated transactional reporting system.

                                    THE FUND

We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on July 2, 2002. We intend to apply to list our common shares on the NYSE under the symbol "RMF". Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-796-8350.

                              OUR INITIAL PORTFOLIO

Our initial portfolio will be invested in the common shares of three REITS, HRPT Properties, Hospitality Properties and Senior Housing. HRPT Properties is a REIT which owns 206 office buildings containing over 22 million square feet of space. HRPT Properties' common shares are listed on the NYSE under the symbol "HRP". The HRPT Properties shares which we will purchase will be newly issued. HRPT Properties' most important tenant is the U.S. Government, which is responsible for approximately 20% of HRPT's total rents. At __________ 200__, the common share market capitalization of HRPT Properties was $______ billion. Based upon $_____ per HRPT Properties common share market price as of the close of business on , 200 , the HRPT Properties' shares we purchase represent ___% of HRPT Properties common share capitalization. HRPT Properties' current common share distribution rate is $0.20 per share per quarter, or $0.80 per share per year.

Hospitality Properties is a REIT which owns 251 hotels. Hospitality Properties' common shares are listed on the NYSE under the symbol "HPT". Hospitality Properties was formerly a 100% owned subsidiary of HRPT Properties, and the Hospitality Properties shares we will purchase are shares which HRPT Properties retained when Hospitality Properties became a separately traded public company. Hospitality Properties' most important hotel operator is Marriott, which leases or operates 54% of Hospitality Properties' hotels by investment. At ________ 200__, the common share market capitalization of Hospitality Properties was $______ billion. Based upon $_______ per Hospitality Properties common share market price as of the close of business on ______ ,200___, the Hospitality Properties' shares we purchase represent ___% of Hospitality Properties' common share capitalization. Hospitality Properties' current common share distribution rate is $0.72 per share per quarter, or $2.88 per share per year.

Senior Housing is a REIT which owns 111 senior housing properties. Senior Housing's common shares are listed on the NYSE under the symbol "SNH". Senior Housing was formerly a 100% owned subsidiary of HRPT Properties, and the Senior Housing shares we will purchase are shares which HRPT Properties retained when Senior Housing became a separately traded public company. Senior Housing's most important property operator is Marriott, which leases or operates 78% of Senior Housing's properties by investment. At __________ 200__, the common share market capitalization of Senior Housing was $_____ million. Based upon $______ per Senior Housing common share market price as of the close of business on _________ 2002, the Senior Housing shares we purchase represent % of Senior Housing's common share capitalization. Senior Housing's current common share distribution rate is $0.31 per share per quarter, or $1.24 per share per year.

Each of HRPT Properties, Hospitality Properties and Senior Housing is managed by Reit Management, an affiliate of our Advisor. For more information about our Initial Portfolio companies, see "Additional Information".

                         SALES OF OUR INITIAL PORTFOLIO

We will own the shares included in our initial portfolio for a period of two years following the closing of this offering. In each of the eight years which begin on the second anniversary of this offering, our independent agent, State Street Bank and Trust Company, will sell 12.5% of our initial holdings in each

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of HRPT Properties,  Hospitality  Properties and Senior Housing during specified two month periods as follows:

     o    HRPT Properties            September 1 through October 30

     o    Hospitality Properties     March 1 through April 29

     o    Senior Housing             May 1 through June 29

All sales proceeds, net of applicable commissions, will be paid to us and invested in accordance with our investment objectives and policies. Our independent agent's obligations to effect these sales transactions on our behalf are irrevocable and, except in limited circumstances arising from our default on debt or preferred stock covenants, they cannot be altered without an exemptive order from the SEC.

                       INVESTMENT OBJECTIVES AND POLICIES

Our primary investment objective is to earn and pay a high level of current income to our shareholders by investing in securities issued by real estate companies. Capital appreciation is our secondary investment objective. To achieve these objectives we intend to operate as follows:

Concentration. We intend to concentrate our investments in the U.S. real estate industry. In normal market conditions, at least 90% of our total investments will be in income producing securities of real estate companies.

Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     o derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate; or

     o    has at least 50% of its assets in real estate.

Types of Securities.   Under normal market conditions:

     o at least 75% of our total assets will be invested in securities of REITs;

     o    our investments will include:

                  -   preferred shares;

                  -   common shares;

                  -   convertible securities; and

                  -   debt securities; and

     o    no  more  than  25%  of  our  total   assets   will  be   invested  in
          non-investment grade ratable securities.

Real Estate Investment Trusts. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its

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taxable  income  (other  than net capital  gains) for each  taxable  year.  As a result, REITs tend to pay relatively higher dividends than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in securities issued by equity REITs.

Preferred  Shares.  Preferred  shares  pay fixed or  floating  distributions  to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. Under current market conditions, we expect to invest a portion of our total assets in preferred shares of REITs. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares and the quality of the issuing company generally.

Common Shares. Common shares represent the equity ownership of REITs and other companies. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors or boards of trustees. Because of tax laws applicable to REITs, most REITs distribute substantially all of their income to their common shareholders. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual REITs or other companies other than our initial portfolio. These factors will include the financial condition of the companies, the types of real estate in which the companies are invested, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' managements.

Convertible Securities. Convertible securities issued by REITs or other companies are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares which may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holder. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or dividend yield, the investment characteristic of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

Debt Securities. Debt securities of REITs or other companies are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities issued by REITs or other companies, our

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Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

Non-Investment Grade Ratable Securities. Generally, preferred shares and convertible and debt securities issued by REITs and other companies are considered ratable and are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. If a ratable security is not rated by a nationally recognized rating agency, our Advisor will determine its comparable rating before we invest in it. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by one of Moody's, S&P or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our Advisor.

We will not invest in non-investment grade ratable securities if as a result of the investment more than 25% of our total assets would be invested in such securities. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds. Some securities rated investment grade by one rating agency but lower rated by another rating agency will nonetheless be considered investment grade by us. Also, it is possible that ratable securities which we own may be downgraded to below investment grade and our Advisor may determine that it is in our best interests to retain those securities. Accordingly, although we have no present intention to cause or permit these circumstances to continue, it is possible that more than 25% of our total assets may be considered to be invested in non-investment grade ratable securities in some circumstances.

Related Party Investments. The 1940 Act generally prohibits a registered investment company such as the Fund from purchasing securities from an affiliated entity except pursuant to an exemptive order of the SEC. Our Advisor is affiliated with HRPT Properties and an affiliate of our Advisor is the property manager for each of HRPT Properties, Hospitality Properties and Senior Housing Properties. We have applied to the SEC for an exemptive order which will permit the use of proceeds from this offering to purchase our initial portfolio. After the purchase of our initial portfolio, unless the applicable law or circumstances change or an additional SEC exemptive order is granted, we do not expect to purchase any additional securities issued by HRPT Properties, Hospitality Properties, Senior Housing Properties or any other company which is affiliated with us or our Advisor.

Defensive Positions. In anticipation of or in response to adverse market conditions or for cash management purposes, we may temporarily hold a portion of our assets in cash, money market instruments, shares of money market funds, bonds or other debt securities so that less than 90% of our total investments are in income producing securities of real estate companies. As a result, we may not achieve our investment objectives. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds.

                                 USE OF LEVERAGE

After completion of this offering, we intend to borrow and use proceeds from borrowings to make additional investments. We may also issue fund preferred shares as leverage. We expect to limit our total leverage to 33 1/3% of our total assets. Any payments of interest and repayments of principal on our borrowings and distributions on and redemptions of our fund preferred shares will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes

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

in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

Leverage Restrictions. Under the 1940 Act, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (i.e., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare any cash distribution or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount after deducting the amount of such distribution. If we borrow, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in our default on our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a REIT or as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of your common shares. See "Tax Matters".

Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets is at least 200% of the liquidation value of our outstanding preferred shares (i.e., the liquidation value may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding fund preferred shares. If fund preferred shares are issued, we intend to purchase or redeem fund preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If fund preferred shares are issued, the indenture under which they are issued may require that some of our trustees be elected by fund preferred shareholders. Also, if we failed to pay required dividends on fund preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

We may be subject to certain restrictions imposed by a lender under future borrowings, by covenants in a fund preferred share indenture or guidelines required by rating agencies in connection with borrowings or fund preferred share issuances. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objectives; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objectives, we will not borrow or issue fund preferred shares.

Impact of Leverage. Assuming that leverage will (1) represent in the aggregate 33 1/3% of our total assets after such leverage, and (2) require interest on borrowings or distributions on fund preferred shares at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.67% of our total assets in order to cover such interest or payment rates and other expenses specifically related to borrowings or fund preferred shares. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than this estimated rate.

The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio

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returns are hypothetical figures and are not necessarily  indicative of what our investment portfolio returns will be. The table further reflects borrowings or issuance of fund preferred shares which represent approximately 33 1/3% of our total assets after such borrowing or issuance and our currently projected annual borrowing interest rate or preferred share distribution payment rate of 5.00%.

Assumed portfolio total return...............................(10.00)%      (5.00)%       0.00%       5.00%      10.00%
Corresponding return to common shareholder...................(17.50)%     (10.00)%      (2.50)%      5.00%      12.50%

Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after interest on borrowings and after distributions on fund preferred shares, if any) and realized and unrealized gains or losses on the value of the securities we own.

During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our total assets.

Other Borrowings. We may also borrow money on a temporary basis for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

In connection with our use of leverage, we may enter into interest rate swap or cap transactions. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. By using an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. We intend to use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short term interest rates could have on your common shares as a result of leverage.

The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we receive under the interest rate swap or cap could decline, and could lower the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our maximum leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the cap agreement. We do not intend to enter into interest rate swap or cap transactions in an amount that would exceed the outstanding amount of our leverage.

Interest rate swaps and caps do not generally require us to deliver securities or other underlying assets or principal. Accordingly, our risk of loss with respect to interest rate swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. If the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset interest payments on

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our  borrowings.  Depending  on whether  we would be  entitled  to  receive  net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such a default may also negatively impact our common share values. Although we can not guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will continually monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could negatively impact our common share values.

We may choose or be required to prepay any of our borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur penalties associated with early termination.

                             MANAGEMENT OF THE FUND

Investment Advisor

Our Advisor is a newly organized company founded in 2002 which has no prior history. Our Advisor is a 100% owned subsidiary of Reit Management. Reit Management provides advice on real estate investments, property management services and research to HRPT Properties, Hospitality Properties, and Senior Housing and various private companies. Together the companies managed by Reit Management directly own over $7 billion of real estate. We believe that the experience in direct ownership and management of real estate of the personnel of Reit Management who will work for our Advisor may afford us a competitive advantage in evaluating real estate companies and the securities which are issued by real estate companies. However, none of the Advisor, Reit Management or their affiliates has prior experience in managing a real estate securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and the telephone number is 617-796-8350.

Trustees and Officers

The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our objectives, restrictions and policies and to the general supervision of our board of trustees. Two of our trustees are the beneficial owners of our Advisor and are trustees of HRPT Properties, Hospitality Properties and Senior Housing. All of our officers have held or now hold officer positions with HRPT Properties, Hospitality Properties or Senior Housing and each is an officer of Reit Management. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

Portfolio Managers

Our portfolio managers are:

Barry M. Portnoy. Mr. Portnoy is one of our trustees. He is also a Managing Trustee of HRPT Properties, Hospitality Properties and Senior Housing and he has held those positions since these

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companies  began business in 1986, 1995 and 1999,  respectively.  Mr. Portnoy is also a director of Five Star Quality Care, Inc., a public company, and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of the Advisor. From 1978 through March 31, 1997, Mr. Portnoy was a partner of the law firm of Sullivan & Worcester LLP, our counsel; and he was Chairman of that firm from 1994 through March 1997.

Gerard M. Martin. Mr. Martin is one of our trustees. He is also a Managing Trustee of HRPT Properties, Hospitality Properties and Senior Housing and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Martin is also a director of Five Star Quality Care, Inc., a public company, and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of the Advisor.

Thomas M. O'Brien. Mr. O'Brien is our President. Mr. O'Brien joined Reit Management as a Vice President in April 1996. He has been President and a Director of our Advisor since its formation in July 2002. Mr. O'Brien served as the Treasurer and Chief Financial Officer of Hospitality Properties from April 1996 until October 2002. Mr. O'Brien has served since October 2002 as Executive Vice President of Hospitality Properties.

Advisory Agreement

Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor is responsible to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates, including Reit Management.

Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.90% of our total assets (which includes assets attributable to the principal amount of borrowings and fund preferred shares), payable monthly. Assuming we borrow or issue fund preferred shares in the amount of 33 1/3% of our total assets after such borrowings and/or issuance of fund preferred shares, the annual fee that we would pay to the Advisor would be 1.35% of net assets attributable to our common shares, i.e., not including amounts attributable to borrowings and/or fund preferred shares. For the first five years of our operation, our Advisor has agreed to waive a portion of its management fee equal to 0.20% of our total assets. Assuming we borrow or issue fund preferred shares in the amount of 33 1/3% of our total assets, the fee waiver would be equal to 0.30% of our total assets attributable to our common shares per year. Our Advisor has also agreed to pay all the organizational costs and half of the expenses of this offering, including the sales load.

In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, costs paid to our independent agent for its role in connection with our planned disposition of our initial portfolio, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations and expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

Administration Agreement

Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including payments to State Street Bank.

                                 NET ASSET VALUE

Determinations of our common shares' net asset value are made in accordance with generally accepted accounting principles. We determine the net asset value of your common shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by our board of trustees in good faith to reflect fair market value. If events occur that materially affect the value of a security between the time trading ends in a security and the close of the customary trading session on the security's principal market, we may value that security at its fair value as determined in good faith by our board of trustees. We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value. The effect of using fair value pricing is that your common shares' net asset value will be subject to the judgment of our board of trustees instead of being determined by the market.

Depending on the applicable interest rate environment, any swap transaction that we enter into may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liability.

                                  DISTRIBUTIONS

We intend to make regular monthly distributions to you. We expect to declare our first distribution to you approximately 45 days, and pay you approximately 60 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

We expect to derive ordinary income primarily from distributions we receive on our owned REIT shares. We may also earn ordinary income from interest and from dividends we receive on other securities which we own. Our ordinary income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time.

A portion of the distributions we receive on our owned REIT shares may be classified by those REITs as capital gains or returns of capital. Capital gain or loss may also be generated by us when we sell our investments for amounts different than their adjusted tax basis. The 1940 Act does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC.

Level Rate Dividend Policy

We expect to make distributions to you in equal amounts each month. This is referred to as a "level rate dividend policy". Because the 1940 Act limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than or in addition to the amount we expect we could maintain on a regular monthly basis.

Managed Dividend Policy

Shortly after the completion of this offering we intend to apply to the SEC for exemptive relief under the 1940 Act to implement a policy referred to as a "managed dividend policy". In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each monthly distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular monthly distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level dividend policy.

There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that we will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the "Plan") which is sometimes referred to as an "opt-out plan". You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment for the additional shares may not exceed $10,000 per quarter. EquiServe Trust Company, N.A. ("EquiServe"), as agent for the common shareholders (the "Plan Agent"), will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares in the open market for your account or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by EquiServe as our paying agent.

If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

     (1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the NYSE or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

     (2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan Agent's administrative fees will be paid by us. There is no direct service charge to participants in the Plan or the Cash Purchase Option. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.
Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan. All correspondence about the Plan should be directed to EquiServe Trust Company N.A. at P.O. Box 43010, Providence, RI 02940-3010 or by telephone at 800-________.

                              DESCRIPTION OF SHARES

Common Shares

Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued dividends on fund preferred shares have been paid, and unless asset coverage, defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

We intend to apply to list our common shares on the NYSE under the symbol "RMF". We intend to hold annual meetings of shareholders so long as our common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Our common shares' net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because we intend to have a leveraged capital structure. Typically, net asset value of your common shares is lower immediately following an offering due to sales load and offering costs. In this offering, our Advisor and HRPT Properties have agreed to pay all the offering costs including sales load. Accordingly, 100% of your initial purchase for our common shares will be available for investment. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading on the exchange through a broker or otherwise. Shares of closed end funds, like us, frequently trade on an exchange at prices lower than net asset value. Closed end fund shares like us that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value.

The market value of your common shares may be influenced by such factors as distribution levels (which are affected by income and expenses), dividend stability, portfolio quality, net asset value, relative demand for and supply of our shares in the market, general market and economic conditions, and other factors, many of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

Fund Preferred Shares

Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval.

If our board of trustees decides to authorize an offering of fund preferred shares, any such offering will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our board of trustees determines appropriate to effectively sell the fund preferred shares and to their continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our board of trustees (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively shorter term periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, if we decide to issue fund preferred shares, we estimate that the preference on distribution, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as stated below:

Distribution Preference. Our fund preferred shares will have complete priority over your common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

Liquidation Preference. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not earned or declared) before any distribution of assets is made to you as a common shareholder.

Voting Rights. Our fund preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our fund preferred shares will vote together as a single class with you and our other common shareholders.

Holders of our fund preferred shares, voting as a separate class, may also be entitled to elect less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set apart for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined class vote of the holders of our fund preferred shares and our common shares.

Redemption, Repurchase and Sale of Fund Preferred Shares. The terms of our fund preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase fund preferred shares.

Other Terms for Fund Preferred Shares. The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if and when we decide to issue fund preferred shares, these shares which we issue may be on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors -- Leverage Risks".

                                   BORROWINGS

Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We intend to borrow money shortly after this offering is completed. We may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all our assets as security. Our declaration of trust authorizes our board of trustees to pledge all or substantially all our assets to secure our borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter into related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage".

Distribution Preference. A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors -- Leverage Risks".

Voting Rights. The 1940 Act grants (in certain circumstances) our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a REIT or a regulated investment company under the Code, we, subject to our ability to liquidate our assets, intend to repay our borrowings.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of private, for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state not recognizing such limited liability applied their law to a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which we are unable to meet our obligations and the complaining party is held not to be bound by our disclaimer.

Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

     o Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

     o Our bylaws fix the number of our trustees initially at five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

     o Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, which were entitled to vote for election of such trustee.

     o Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares or 9.8% of our shares in the aggregate by vote or by value.

     o The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders is required to covert the Fund from a closed end to an open end investment company.

     o Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and at least of 75% of our shareholders:

                  -- the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

                  -- the sale, lease or transfer of all or substantially all of our assets; or

                  --       the liquidation or termination of the Fund.

     o Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure all or substantially all our assets in connection with our use of leverage; and, provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority (or the least amount legally permitted if higher than a majority) of either (a) the voting shareholders or (b) all shareholders, if applicable law so requires.

     o The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of voting shareholders or the least amount required, if applicable law so requires.

     o Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees and shareholder proposals from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the preceding year's annual meeting.

     o Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees.

The votes  required to approve our  conversion  from a closed end to an open end
investment   company  or  to  approve   transactions   constituting  a  plan  of
reorganization are higher than those required by the 1940 Act.

The provisions of our declaration of trust described above could have the effect of depriving you, as common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                            REPURCHASE OF FUND SHARES

We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

                                   TAX MATTERS

The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares, including special tax rules that apply to tax exempt shareholders and non-U.S. shareholders is included in the SAI.

Because of the concentration in our initial portfolio, we expect to be qualified under the REIT provisions of the Code, not under the regulated investment company ("RIC") provisions of the Code. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities; in contrast, a REIT must generally derive at least 75% of its gross income from, and at least 75% of its assets must be comprised of, real estate assets, which for these purposes include shares of other REITs, without regard to any diversification requirement. If and when our investments are sufficiently diversified and we otherwise qualify for taxation as a RIC under the Code, we may elect RIC taxation status. More information concerning our qualification and taxation as a REIT is included in the SAI.

Although the income and asset tests for RIC qualification and REIT qualification are different, the taxation of U.S. shareholders of RICs and REITs is similar. For example, if we annually distribute at least 90% of our "real estate investment trust taxable income" while we are a REIT, or 90% of our "investment company taxable income" while we are a RIC, then we will generally not be required to pay federal income taxes on any income we distribute to our shareholders, and instead the distributions will generally be taxable to you as a shareholder of the Fund.

Distributions paid to you out of our "real estate investment trust taxable income", or if and when we elect and qualify to be a RIC our "investment company taxable income", will generally be taxable to you as ordinary income to the extent of allocable earnings and profits. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders, at least annually, substantially all of our "real estate investment trust taxable income", and, if and when we elect and qualify to be a RIC, our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in your shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

We may be required to withhold U.S. federal income tax from distributions payable to you if:

     o you fail to provide us with your correct taxpayer identification number;

     o    you fail to make required certifications; or

     o you have been notified by the IRS that you are subject to backup withholding.

Some of the distributions we make to you may be classified or reclassified as ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property, or nontaxable returns of capital. Because we intend that at least 75% of our total investments will be in the equity securities of other REITs, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from our REIT investments.

Our distributions to you may also be subject to state and local taxes. You should consult with your own tax advisor regarding your particular tax consequences of investing in the Fund.

                                  UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement, each Underwriter named below has agreed to purchase, and we have agreed to sell to each Underwriter, the number of common shares next to each Underwriter's name.

                                                       NUMBER OF
UNDERWRITERS                                           SHARES
------------                                           ------

[List Underwriters]


             Total


The underwriting agreement provides that the obligations of the several Underwriters to purchase our common shares in this offering are subject to certain legal matters and certain other conditions. The Underwriters are obligated to purchase all of our common shares (other than those covered by the over allotment option described below) if they purchase any of our common shares. The representatives of the Underwriters have advised us that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Our Underwriters, for whom __________ and ___________ are acting as representatives, propose to offer some of our common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of our common shares to certain dealers at the public offering price less a concession not in excess of $__ per common share. The sales load of $___ per share is equal to __% of the initial offering price and will be paid by our Advisor and HRPT Properties and will not be paid by you. Our Underwriters may allow, and such dealers may reallow, a concession not in excess of $__ per common share on sales to certain other dealers. Certain dealers acting in the capacity of sub underwriters may receive additional compensation for acting in that capacity.

We have granted to our Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to _________ additional common shares at the public offering. Any sales load or other fees on any additional shares purchase will be paid by our Advisor and HRPT Properties. Our

Underwriters may exercise this option solely for the purpose of covering over allotments, if any, in connection with this offering. To the extent this option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares proportionate to the Underwriter's initial purchase commitment.

We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of Representatives, on behalf of the Underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. [________] in its sole discretion may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the Representatives of the Underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our common shares will develop and continue after this offering. We intend to apply to list our shares on the NYSE under the symbol "RMF".

The Fund and our Advisor have each agreed to indemnify the several  Underwriters
or  contribute  to  losses  arising  out  of  certain   liabilities,   including
liabilities under the Securities Act of 1933, as amended.

Our Advisor and HRPT Properties will pay in connection with this offering all of the (i) organizational costs, (ii) offering costs and (iii) sales load.

In connection with the requirements for listing our common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

Certain Underwriters may make a market in our common shares after trading in our common shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market making activities and any such activities may be discontinued at any time without notice at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, our common shares as a result of any market making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of our common shares in market making transactions in the over the counter market at negotiated prices related to prevailing market prices at the time of the sale.

Our Underwriters have advised us that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in this offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of our common shares on the NYSE at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of our common shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of our common shares. A "covering transaction" is a bid for or purchase of our common shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the Underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the common shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a Representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of our common shares if their customer resells our common shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter, us or our Advisor if, prior to delivery of and payment for our common shares, (i) trading in our common shares or securities generally on the NYSE, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited or minimum prices shall have been established on any such exchange or market by such exchange or market, the SEC or other governmental agency or self-regulatory organization, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or other significant change in political, financial or economic conditions, occurs, the effect of which is to make it, in the judgment of the Underwriters' representatives, impracticable to commence or continue the offering of our common shares at the offering price to the public set forth on the cover page of this prospectus or to enforce contracts for the resale of our common shares by the Underwriters.

We anticipate that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of our common shares, the Advisor has purchased 7,000 common shares from us for a purchase price of $15 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.


The principal business address of ______________ is ____________________.

                          CUSTODIAN AND TRANSFER AGENT

Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us and also will act as our independent agent to sell our initial portfolio beginning in 200__. Our Transfer Agent is RMR Real Estate Fund Shareholder Service Center, c/o EquiServe Trust Company, N.A., PO Box 2521, Jersey City, NJ 07303.

                                  LEGAL MATTERS

Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, HRPT Properties, Hospitality Properties, Senior Housing, Reit Management and their affiliates. Barry M. Portnoy, one our trustees and a director and 50% owner of our Advisor is a former partner and former chairman of Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

HRPT Properties, Hospitality Properties and Senior Housing are each subject to the informational requirements of the Securities Exchange Act of 1934 and file periodic reports containing financial and other information with the SEC. You can obtain copies of these reports without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE

General Information.......................................................A-2
Additional Information About Investment Policies
  and Restrictions........................................................A-2
Certain Undertakings Regarding the Initial Portfolio......................A-4
Management of the Fund....................................................A-5
Compensation of Trustees..................................................A-8
Administrative Services...................................................A-8
Portfolio Transactions and Brokerage......................................A-10
Determination of Net Asset Value..........................................A-11
Tax Matters...............................................................A-11
Performance Information...................................................A-23
Experts  .................................................................A-24
Additional Information....................................................A-24

Until ____________, 200__, (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                      STATEMENT OF ADDITIONAL INFORMATION



                              RMR REAL ESTATE FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 796-8350


                                     [LOGO]



The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of RMR Real Estate Fund, dated __________, 2002, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the SAI and prospectus may be obtained free of charge by writing the address shown above or calling _________. You may also obtain a copy of our prospectus and SAI on the SEC's website (http://www.sec.gov).



Subject to Completion ____________, 2002.

                                TABLE OF CONTENTS

                                                                         PAGE

General Information.......................................................A-2
Additional Information About Investment Policies
  and Restrictions........................................................A-2
Certain Undertakings Regarding the Initial Portfolio......................A-4
Management of the Fund....................................................A-5
Compensation of Trustees..................................................A-8
Administrative Services...................................................A-8
Portfolio Transactions and Brokerage......................................A-10
Determination of Net Asset Value..........................................A-11
Tax Matters...............................................................A-11
Performance Information...................................................A-23
Experts  .................................................................A-24
Additional Information....................................................A-24



                               GENERAL INFORMATION

RMR Real Estate Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust on July 2, 2002. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND Restrictions

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment policies and restrictions are not fundamental and may be changed by our board of trustees without the approval of the shareholders; however, we will not change our investment policies or restrictions without written notice to shareholders.

U.S. Government Obligations

We may periodically invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

Cash Reserves

Our cash reserves, which may be held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, may be invested in money market instruments.

Money market instruments in which we may invest will include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S.
Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for us, our Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on our repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, we may be delayed or may incur costs or possible losses of principal and income in selling the collateral.

Foreign Securities

We will not invest more than 10% of our total assets in securities of companies not based in the U.S. unless those securities are denominated in U.S. dollars and are regularly traded in the U.S. Foreign securities can be negatively affected by factors not present in securities of U.S. based companies, such as: currency exchange rates, political and economic conditions, laws which restrict foreign ownership of real estate, less stringent securities regulations and greater market volatility. We have no present plans to invest in foreign securities.

Investment Restrictions

We have adopted investment restrictions limiting our activities. Specifically, we:

     1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, we may borrow up to an additional 5% of our total assets for temporary purposes;

     2. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

     3. will not purchase or sell real estate or mortgages on real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

     4. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to interest rate or currency hedges;

     5. will not make loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

     6. will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act) of our investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

     7. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our total assets;

     8. will not enter into short sales representing more than 5% of our total assets; and

     9. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 6, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding shares. Our non-fundamental policies may be changed by vote of a majority of our board of trustees.

              CERTAIN UNDERTAKINGS REGARDING the INITIAL PORTFOLIO

We and HRPT Properties, Hospitality Properties and Senior Housing have agreed to the following undertakings relating to the registration of shares included in our initial portfolio and the REIT status of the parties.

o Each of HRPT Properties, Hospitality Properties, and Senior Housing will waive provisions in its declaration of trust that would prohibit us from owning more than 9.8% of its shares.

o Each of HRPT Properties, Hospitality Properties and Senior Housing has agreed to file with the SEC and maintain an effective registration statement covering the shares to be acquired by us for as long as we own those shares. This filing and registration will take place as soon as reasonably possible after the date of this SAI.

o In order to protect their respective REIT tax qualifications, we have agreed with each of HRPT Properties, Hospitality Properties, and Senior Housing that, during any calendar year in which we at any time own more than 9.8% of that REIT, we will not at any time during that calendar year:

          - own more than 9.8%, by vote, value, capital, or profits, of any of that REIT's tenants;

          - waive the provision in our declaration of trust that prohibits any one person or group from owning more than 9.8% of our shares, if waiving the prohibition might jeopardize the affected REIT's continued qualification as a REIT under the Code; or

          - take any other action which, in the reasonable judgment of the affected REIT's board of trustees, may be expected to have an adverse impact on the ability of the affected REIT to qualify as a REIT under the Code.

o In order to protect our own REIT tax qualification, each of HRPT Properties, Hospitality Properties and Senior Housing has agreed to make, file, or revoke a protective Code Section 856(l) election whenever we request.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 200__, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 200__, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 200__. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative. Accordingly, holders of a plurality of our common shares present at a meeting may elect all of the trustees to be elected at each annual meeting.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

Trustees and Officers

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                           Position(s) Held with
                           Fund and Term of Office   Principal Occupation(s)
Name, Address              and Length of Time        During Past 5 Years and
(Age)                      Served                    Other Directorships Held by Trustee
-------------------------- ------------------------- ------------------------------------------------
Interested Trustee
Barry M. Portnoy *         Class I Trustee to        Chairman of Reit Management - 1986 to present;
(57)                       serve until 200__.        Director and Vice President of our Advisor -
                           July 2002 to present.       July 2002 to present;
                                                     Managing Director of Five Star Quality Care,
                                                       Inc. - 2001 to present;
                                                     Managing Trustee of Senior Housing - 1999 to
                                                       present;
                                                     Managing Trustee of Hospitality Properties -
                                                       1995 to present;
                                                     Managing Trustee of HRPT Properties - 1986 to
                                                       present.

Gerard M. Martin *         Class II Trustee to       Director of Reit Management - 1986 to present;
(68)                       serve until 200__.        Director and Vice President of our Advisor -
                           July 2002 to present.       July 2002 to present;
                                                     Managing Director of Five Star Quality Care,
                                                       Inc. - 2001 to present;
                                                     Managing Trustee of Senior Housing - 1999 to
                                                       present;
                                                     Managing Trustee of Hospitality Properties -
                                                       1995 to present;
                                                     Managing Trustee of HRPT Properties - 1986 to
                                                       present.

Disinterested Trustees

Before we commence operations, at least three trustees who are disinterested trustees will be elected to the Board by our current trustees and sole shareholder and a majority of trustees will not be interested persons, as defined in the 1940 Act.

Executive Officers
Thomas M. O'Brien          President.                President and Director of our Advisor - July
(36)                       July 2002 to present.       2002 to present;
                                                     Vice President of Reit Management - April 1996
                                                       to present;
                                                     Treasurer and Chief Financial Officer,
                                                       Hospitality Properties - April 1996 to
                                                       October 2002;.
                                                     Executive Vice President, Hospitality
                                                       Properties - October 2002 to present.


John C. Popeo              Treasurer.                Treasurer of Reit Management - 1997 to present.
(42)                       July 2002 to present.     Treasurer and Chief Financial Officer of HRPT
                                                       Properties - 1997 to present;
                                                     Vice President and Controller of The Beacon
                                                       Companies - 1996 to 1997.

Jennifer B. Clark          Secretary.                Vice President of Reit Management - 1999 to
(41)                       July 2002 to present.       present;
                                                     Vice President of HRPT Properties - 1999 to
                                                       present;
                                                     Partner, Sullivan & Worcester LLP - 1997 to
                                                       1999.

Each of our executive officers is elected annually at the meeting of our board of trustees immediately following our annual meeting of shareholders. All our executive officers serve at the discretion of our board of trustees.

Committees of the Board

We will have an Audit Committee consisting of all of the disinterested trustees. The Audit Committee's functions are to: engage independent accountants to conduct an annual audit of our financial statements; review with the independent accountants the outline, scope and results of our annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, our Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and our financial reporting and controls.

We will have a Nominating Committee and a Compensation Committee, each consisting of all of the disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The function of the Compensation Committee is to annually review our agreement with our Advisor and determine the fees paid to our Advisor as well as any other compensation paid to our Advisor and its affiliates.

We have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Trustee Ownership

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of October 23, 2002. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                         Dollar Range of Equity
                                         Securities in the Fund
         Name of Trustee                 as of October 23, 2002
         ------------------------------- -----------------------------
         Barry M. Portnoy                from $50,000 to $100,000(1)
         Gerard M. Martin                from $50,000 to $100,000(1)

          (1) Consists of over $100,000 of shares owned by our Advisor.

Principal Shareholders

Since our inception, and until completion of this offering, our Advisor, which is beneficially owned by Messrs. Portnoy and Martin, owns 100% of our shares. To our knowledge, after completion of this offering, none of our trustees will own 1% or more of our outstanding common shares, and our officers and trustees will own, as a group, less than 1% of our common shares.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

                            COMPENSATION OF TRUSTEES

We will pay each trustee who is not an interested person a fee of $15,000 per year plus $1,000 per trustees' meeting attended in person or by telephone, together with out-of-pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive $1,000 for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Our trustees will receive no pension or retirement benefits from us.

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephone, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record-keeping requirements under the 1940 Act and regulations thereunder, (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent) (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and independent agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the fees paid to State Street under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

For services under the terms of the sub-administration agreement, we pay State Street Bank a monthly fee. This fee is computed on the basis of our total assets at an annual rate equal to 0.040% of the first $250 million in assets, 0.025% of the next $250 million, and 0.015% of assets in excess of $250 million, with a minimum fee of $130,000.

Code of Ethics

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in REITs and real estate securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at http://www.publicinfo@sec.gov.

Privacy Policy

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through EquiServe Trust Company, N.A. our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted by law or as is necessary to service your accounts. We restrict access to nonpublic personal information about you to our employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees). Also, our Advisor may consider past sales of our shares as a factor in selection of brokers provided it does so consistent with the Conduct Rules of the National Association of Securities Dealers, Inc.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining our net asset value, securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by our board of trustees.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of our board of trustees.

                                   TAX MATTERS

Set forth below is a summary of U.S. federal income tax issues concerning the Fund and the acquisition, ownership and disposition of Fund shares. The summary is based upon present provisions of the Code, regulations promulgated thereunder, and judicial and administrative interpretations, all of which are subject to change, possibly with retroactive effect. We have not received a ruling from the Internal Revenue Service with respect to any matter described in this summary, and we cannot assure you that the IRS or a court will agree with the statements made below. The summary does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances; for example, the summary does not deal with categories of investors that are subject to special rules under the U.S. federal income tax laws. BEFORE MAKING AN INVESTMENT IN THE FUND, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN, ESTATE, GIFT AND OTHER TAX CONSEQUENCES OF ACQUIRING, OWNING AND DISPOSING OF OUR SHARES.

As discussed in the accompanying prospectus, our qualification under the Code is as a REIT, not as a RIC, at least until we meet a number of RIC qualification tests dealing with diversity of investments and other matters. To be a REIT, we must meet a number of tests, described in the summary below. The discussion below also summarizes the taxation of our shareholders. A REIT's shareholders are taxed in a manner similar to that of a RIC's shareholders.

Your federal income tax consequences may depend on whether or not you are a "U.S. shareholder." For purposes of this summary, a "U.S. shareholder" for federal income tax purposes is:

o a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the substantial presence residency test under the federal income tax laws;

o a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia, unless otherwise provided by Treasury regulations;

o an estate the income of which is subject to federal income taxation regardless of its source; or

o a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or electing trusts in existence on August 20, 1996, to the extent provided in Treasury regulations, whose status as a U.S. shareholder is not overridden by an applicable tax treaty. Conversely, a "non-U.S. shareholder" is a beneficial owner of our shares who is not a U.S. shareholder.

REIT Taxation

We will elect to be taxed as a REIT under Sections 856 through 860 of the Code, commencing with our 200__ taxable year. Our 200__ taxable year will commence when we cease to be wholly owned by our Advisor and will end on December 31, 200__. Our Advisor is responsible for our federal income tax liabilities and federal income tax filings for the period we are wholly owned by our Advisor.

As a REIT, we generally will not be subject to federal income tax on our net income distributed as dividends to our shareholders. Distributions to our shareholders generally will be includable in their income as dividends to the extent of our current or accumulated earnings and profits. A portion of these dividends may be treated as capital gain dividends, as explained below. No portion of any dividends will be eligible for the dividends received deduction for corporate shareholders. Distributions in excess of our current or accumulated earnings and profits generally will be treated for federal income tax purposes as a return of capital and reduce your basis in your Fund shares. Our current or accumulated earnings and profits will generally be allocated first to distributions made on our fund preferred shares, if any, and thereafter to distributions made on our common shares.

If the distributions we make on your Fund shares are automatically reinvested pursuant to our dividend reinvestment plan and the Plan Agent invests the distribution in shares acquired in open market purchases, then for federal income tax purposes you will be treated as having received a distribution in the amount of cash that would have been distributed to you had you elected to receive cash, and this amount will be your tax basis in the newly acquired shares. If instead the

Plan Agent invests the distribution pursuant to our dividend reinvestment plan in newly issued Fund shares, then for federal income tax purposes you will be treated as having received a distribution in an amount equal to the fair market value of your newly acquired shares, and this amount will be your tax basis in the newly acquired shares. In either event, your holding period in your newly acquired shares will commence when you acquire them.

Our actual qualification and taxation as a REIT will depend upon our ability to meet the various qualification tests imposed under the Code and summarized below. While we believe that we have been organized, have operated, and will operate in a manner to satisfy the various REIT qualification tests, our counsel has not reviewed and will not review compliance with these tests on a continuing basis.

If we qualify as a REIT and meet the annual distribution tests described below, we generally will not be subject to federal income taxes on the amounts we distribute. However, even if we qualify as a REIT, we may be subject to federal tax in some circumstances, for example:

o We will be taxed at regular corporate rates on any undistributed "real estate investment trust taxable income", including our undistributed net capital gains.

o If our alternative minimum taxable income exceeds our taxable income, we may be subject to the corporate alternative minimum tax on our items of tax preference.

o If we fail to satisfy the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT, we will be subject to tax at a 100% rate on the greater of the amount by which we fail the 75% or the 95% test, multiplied by a fraction intended to reflect our profitability.

o If we fail to distribute for any calendar year at least the sum of 85% of our REIT ordinary income for that year, 95% of our REIT capital gain net income for that year, and any undistributed taxable income from prior periods, we will be subject to a 4% excise tax on the excess of the required distribution over the amounts actually distributed.

o We will generally be subject to tax on the portion of any "excess inclusion" income derived from a direct or indirect investment in residual interests in real estate mortgage investment conduits, or REMICs, to the extent our shares are held by specified nontaxable organizations such as governmental institutions. However, our declaration of trust contains limitations that prohibit these types of tax exempt organizations from owning our shares, and so we expect to owe little or no tax in respect of excess inclusions. In addition, we do not presently intend to invest in REITs that have a substantial portion of their assets in REMIC residual interests.

If we invest in securities in foreign countries, our profits from those investments may be subject to tax by those countries. The nature and amount of this taxation will depend on the laws of the foreign countries. If we operate as we currently intend, then we will distribute our taxable income to our shareholders and we will generally not pay federal income tax, and thus we generally cannot recover the cost of foreign taxes imposed on our foreign investments by claiming foreign tax credits against our federal income tax liability. While we are a REIT, we cannot pass through to our shareholders any foreign tax credits.

Under Treasury regulations not yet issued, but which may apply retroactively, a portion of the income from a REIT that is attributable to the REIT's residual interest in a REMIC, referred to in the Code as an "excess inclusion", will be subject to federal income tax in all events and will be allocated to the shareholders of a REIT, including us, in proportion to the dividends received by the shareholders from the REIT. These Treasury regulations are also expected to provide that our excess inclusion income from our REIT investments will in turn be allocated to our shareholders in proportion to the dividends received from us, with the same consequences as if our shareholders held the related REMIC residual interest directly. The consequences to our shareholders of this excess inclusion income is discussed in more detail below. However, we do not presently intend to invest in REITs that have a substantial portion of their assets in REMIC residual interests or that otherwise generate excess inclusion income.

If we fail to qualify or elect not to qualify as a REIT in any taxable year, and if we cannot or do not qualify as a RIC that year, then we will be subject to federal income tax in the same manner as a C corporation. Any distributions to our shareholders in a year in which we are a C corporation will not be deductible, nor will these distributions be required under the Code. In that event, to the extent of our current and accumulated earnings and profits, any distributions to our shareholders will be taxable as ordinary dividends and, subject to limitations in the Code, will be eligible for the dividends received deduction for corporate recipients. Also, we will generally be disqualified from federal income taxation as a REIT for the four taxable years following disqualification. Being taxed as a C corporation for even one year could result in reduction or elimination of distributions to our shareholders, or in our incurring substantial indebtedness or liquidating substantial investments in order to pay the resulting taxes.

REIT Qualification Requirements

General  Requirements.   Section  856(a)  of  the  Code  defines  a  REIT  as  a
corporation, trust or association:

     (1)  that is managed by one or more trustees or directors;

     (2) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

     (3) that would be taxable, but for Sections 856 through 859 of the Code, as a domestic corporation;

     (4) that is not a financial institution or an insurance company subject to special provisions of the Code;

     (5)  the beneficial ownership of which is held by 100 or more persons;

     (6) that is not "closely held" as defined under the personal holding company stock ownership test, as described below; and

     (7) that meets other tests regarding income, assets and distributions, all as described below.

Section 856(b) of the Code provides that conditions (1) to (4), inclusive, must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a pro rata part of a taxable year of less than 12 months. Section 856(h)(2) of the Code provides that neither condition (5) nor (6) need be met for our first taxable year as a REIT. We believe that we will satisfy conditions (1) to (6), inclusive, for our 200_ taxable year, and that we will continue to satisfy those conditions in future taxable years. There can, however, be no assurance in this regard.

By reason of condition (6) above, we will fail to qualify as a REIT for a taxable year if at any time during the last half of that year more than 50% in value of our outstanding shares is owned directly or indirectly by five or fewer individuals. To help comply with condition (6), our declaration of trust restricts transfers of our shares. In addition, if we comply with applicable Treasury regulations to ascertain the ownership of our shares and do not know, or by exercising reasonable diligence would not have known, that we failed condition (6), then we will be treated as satisfying condition (6). However, our failure to comply with these regulations for ascertaining ownership may result in monetary penalties. We intend to comply with these regulations, and to request annually from record holders of significant percentages of our shares information regarding the ownership of our shares. Under our declaration of trust, our shareholders are required to respond to these requests for information.

For purposes of condition (6) above, REIT shares held by a pension trust are treated as held directly by the pension trust's beneficiaries in proportion to their actuarial interests in the pension trust. Consequently, five or fewer pension trusts could own more than 50% of the interests in an entity without jeopardizing that entity's federal income tax qualification as a REIT. However, as discussed below, if a REIT is a "pension-held REIT," each pension trust owning more than 10% of the REIT's shares by value generally may be taxed on a portion of the dividends it receives from the REIT.

For purposes of the income and asset tests described below, we will generally be treated as earning the income and owning the assets of our wholly owned subsidiaries, if any, and similarly as earning a proportional share of income and owning a proportional share of assets of any partnership in which we are a partner. We do not at this time have any wholly owned subsidiaries or interests in partnerships.

Income Tests. There are two gross income requirements for qualification as a REIT under the Code:

o At least 75% of our gross income, excluding gross income from sales or other dispositions of property held primarily for sale, must be derived from investments relating to real property, including dividends and capital gains from shares in other REITs. When we receive new capital in exchange for our shares or in a public offering of five-year or longer debt instruments, income attributable to the temporary investment of this new capital in stock or a debt instrument, if received or accrued within one year of our receipt of the new capital, is generally also qualifying income under this 75% test.

o At least 95% of our gross income, excluding gross income from sales or other dispositions of property held primarily for sale, must be derived from a combination of items of real property income that satisfy the 75% test described above, dividends, interest, payments under interest rate swap or cap agreements, options, futures contracts, forward rate agreements, or similar financial instruments, and gains from the sale or disposition of stock, securities, or real property.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for that year if:

o our failure to meet the test was due to reasonable cause and not due to willful neglect;

o we report the nature and amount of each item of our income included in the 75% or 95% gross income tests for that taxable year on a schedule attached to our tax return; and

o any incorrect information on the schedule was not due to fraud with intent to evade tax.

It is impossible to state whether in all circumstances we would be entitled to the benefit of this relief provision. Even if this relief provision did apply, a tax is imposed equal to 100% of the greater of the amount by which we failed the 75% test or the 95% test with certain adjustments, multiplied by a fraction intended to reflect our profitability.

Asset Tests. At the end of each quarter of each taxable year, we must generally also satisfy the following asset tests in order to qualify as a REIT for federal income tax purposes:

o At least 75% of our total assets must be real estate assets, including preferred or common shares in other REITs, cash and cash items, government securities, and stock or debt instruments purchased with proceeds of a stock offering or an offering of our debt with a term of at least five years but only for the one year period commencing with our receipt of the offering proceeds.

o Of our investments that do not count favorably toward the preceding 75% asset test, the value of any one non-REIT issuer's securities that we own may not exceed 5% of the value of our total assets, and we may not own more than 10% of the vote or value of any one non-REIT issuer's outstanding equity or convertible securities.

When a failure to satisfy the above asset tests results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. We intend to maintain records of the value of our assets to document our compliance with the above asset tests, and to take actions as may be required to cure any failure to satisfy the tests within 30 days after the close of any quarter.

Our Investments in HRPT Properties, Hospitality Properties, and Senior Housing. We will own a minority of shares in HRPT Properties, Hospitality Properties and Senior Housing, and we expect these entities to qualify as REITs under the Code. For the one year period following our initial public offering and for any of our taxable years in which these entities qualify as REITs, our investments in them will count favorably toward the REIT asset tests and the dividends we receive from them will count as qualifying income under both REIT gross income tests. However, because we do not and cannot control their compliance with the federal income tax requirements for REIT qualification, we expect to join with each of these entities in filing a protective election under Section 856(l) of the Code, effective _______, 200__, and we expect to reaffirm this protective election January 1 of each succeeding taxable year that we intend to be a REIT. Pursuant to this protective election, we believe that if any of these entities failed to be qualified as a REIT, and if our investment in all such entities that failed to qualify as REITs did not exceed 20% of our total assets, then our own qualification as a REIT might not be jeopardized.

In order to protect their respective REIT qualifications, we have agreed with each of HRPT Properties, Hospitality Properties, and Senior Housing that, during any calendar year in which we at any time own more than 9.8% of that REIT, we will not at any time during that calendar year:

o own more than 9.8%, by vote, value, capital, or profits, of any of that REIT's tenants,

o waive the provision in our declaration of trust that prohibits any one person or group from owning more than 9.8% of our shares, if waiving the prohibition might jeopardize the affected REIT's continued qualification as a REIT under the Code, or

o take any other action which, in the reasonable judgment of the affected REIT's board of trustees, may be expected to have an adverse impact on the ability of the affected REIT to qualify as a REIT under the Code.

Annual Distribution Requirements. In order to qualify for taxation as a REIT under the Code, we are required to make annual distributions other than capital gain dividends to our shareholders in an amount at least equal to the excess of:

(A) the sum of 90% of our "real estate investment trust taxable income", as defined in Section 857 of the Code, computed by excluding any net capital gain and before taking into account any dividends paid deduction for which we are eligible, and 90% of our net income after tax, if any, from property received in foreclosure, over

(B) the sum of our qualifying  noncash  income,  e.g.,  imputed rental income or
income  from  transactions   inadvertently  failing  to  qualify  as  like  kind
exchanges.

The distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for the earlier taxable year and if paid on or before the first regular distribution payment after that declaration. If a dividend is declared in October, November, or December to shareholders of record during one of those months, and if the dividend  is paid during the  following  January,  then for  federal  income tax purposes the dividend will be treated as having been both paid by us and received by our shareholders on December 31 of the prior taxable year. A distribution which is not pro rata within a series of our shares entitled to a distribution, or which is not consistent with the rights to distributions among our series and classes of shares, is a preferential distribution that is not taken into consideration for purposes of the distribution requirements, and accordingly the payment of a preferential distribution could affect our ability to meet the distribution requirements. Taking into account our distribution policies, including the dividend reinvestment plan we have adopted, we expect that we will not make any preferential distributions. The distribution requirements may be waived by the IRS if a REIT establishes that it failed to meet them by reason of distributions previously made to meet the requirements of the 4% excise tax discussed below. To the extent that we do not distribute all of our net capital gain and all of our real estate investment trust taxable income, as adjusted, we will be subject to tax on undistributed amounts.

In addition, we will be subject to a 4% excise tax to the extent we fail within a calendar year to make required distributions to our shareholders of 85% of our ordinary income and 95% of our capital gain net income plus the excess, if any, of the "grossed up required distribution" for the preceding calendar year over the amount treated as distributed for that preceding calendar year. For this purpose, the term "grossed up required distribution" is the sum of our taxable income for the calendar year without regard to the deduction for dividends paid and all amounts from earlier years that are not treated as having been distributed under the provision.

If we fail to distribute sufficient dividends for any year, we may be able to rectify this failure by paying "deficiency dividends" to shareholders in a later year. These deficiency dividends may be included in our deduction for dividends paid for the earlier year, but an interest charge would be imposed upon us for the delay in distribution. Although we may be able to avoid being taxed on amounts distributed as deficiency dividends, we will remain liable for the 4% excise tax discussed above.

Taxation of U.S. Shareholders

As long as we qualify as a REIT for federal income tax purposes, a distribution to our U.S. shareholders that we do not designate as a capital gain dividend will be treated as an ordinary income dividend to the extent that it is made out of current or accumulated earnings and profits. Distributions made out of our current or accumulated earnings and profits that we properly designate as capital gain dividends will be taxed as long term capital gains, as discussed below, to the extent they do not exceed our actual net capital gain for the taxable year. However, corporate shareholders may be required to treat up to 20% of any capital gain dividend as ordinary income under Section 291 of the Code.

In addition, we may elect to retain net capital gain income and treat it as constructively distributed. In that case:

   (1) we will be taxed at regular corporate capital gains tax rates on retained amounts,

   (2) each U.S. shareholder will be taxed on its designated proportionate share of our retained net capital gains as though that amount were distributed and designated a capital gain dividend,

   (3)  each  U.S.   shareholder  will  receive  a  credit  for  its  designated proportionate share of the tax that we pay,

   (4) each U.S. shareholder will increase its adjusted basis in our shares by the excess of the amount of its proportionate share of these retained net capital gains over its proportionate share of this tax that we pay, and

   (5)  both  we  and  our  corporate   shareholders   will  make   commensurate
        adjustments in our respective earnings and profits for federal income tax purposes.

If we elect to retain our net capital gains in this fashion, we will notify our U.S. shareholders of the relevant tax information within 60 days after the close of the affected taxable year.

For noncorporate U.S. shareholders, long term capital gains are generally taxed at maximum rates of 20% or 25%, depending upon the type of property disposed of and the previously claimed depreciation with respect to this property. If for any taxable year we designate as capital gain dividends any portion of the dividends paid or made available for the year to our U.S. shareholders, including our retained capital gains treated as capital gain dividends, then the portion of the capital gain dividends so designated that will be allocated to the holders of a particular series of shares will on a percentage basis equal the ratio of the amount of the total dividends paid or made available for the year to the holders of that series of shares to the total dividends paid or made available for the year to holders of all series and classes of our shares. We will similarly designate the portion of any capital gain dividend that is to be taxed to noncorporate U.S. shareholders at the maximum rates of 20% or 25% so that the designations will be proportionate among all series and classes of our shares.

Distributions in excess of current or accumulated earnings and profits will not be taxable to a U.S. shareholder, but will generally reduce the shareholder's basis in those shares. To the extent that these excess distributions exceed the adjusted basis of a U.S. shareholder's shares, they will be included in income as capital gain, with long term gain generally taxed to noncorporate U.S. shareholders at a maximum rate of 20%.

No U.S. shareholder may include on his federal income tax return any of our net operating losses or any of our capital losses. In addition, any excess inclusion income from REMIC residual interests allocated to our U.S. shareholders cannot be offset by their net operating losses. Finally, items that are treated differently for regular and alternative minimum tax purposes are to be allocated between a REIT and its shareholders under Treasury regulations which have not yet been published. It is possible that these Treasury regulations will require tax preference items to be allocated to our shareholders with respect to any accelerated depreciation or other tax preference items that we claim.

A U.S. shareholder's sale or exchange of our shares will result in recognition of gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted basis in the shares sold or exchanged. This gain or loss will be capital gain or loss, and will be long term capital gain or loss if the shareholder's holding period in the shares exceeds one year. In addition, any loss upon a sale or exchange of our shares held for six months or less will generally be treated as a long term capital loss to the extent of our long term capital gain dividends during the holding period.

Noncorporate U.S. shareholders who borrow funds to finance their acquisition of our shares could be limited in the amount of deductions allowed for the interest paid on the indebtedness incurred. Under Section 163(d) of the Code, interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment is generally deductible only to the extent of the investor's net investment income. A U.S. shareholder's net investment income will include ordinary income dividend distributions received from us and, if an appropriate election is made by the shareholder, capital gain dividend distributions received from us; however, distributions treated as a nontaxable return of the shareholder's basis will not enter into the computation of net investment income.

Taxation of Tax Exempt Shareholders

In Revenue Ruling 66-106, the IRS ruled that amounts distributed by a REIT to a tax exempt employees' pension trust did not constitute "unrelated business taxable income". Although revenue rulings are interpretive in nature and subject to revocation or modification by the IRS, based upon the analysis and conclusion of Revenue Ruling 66-106, our distributions made to shareholders that are tax exempt pension plans, individual retirement accounts, or other qualifying tax exempt entities should generally not constitute unrelated business taxable income, unless the shareholder has financed its acquisition of our shares with "acquisition indebtedness" within the meaning of the Code. In addition, our distributions will constitute unrelated business taxable income to the extent that a tax exempt shareholder is allocated "excess inclusion" income as a result of our direct or indirect investments in residual interests in REMICs.

Special rules apply to tax exempt pension trusts, including so called 401(k) plans but excluding individual retirement accounts or government pension plans, that own more than 10% by value of a "pension held REIT" at any time during a taxable year. The pension trust may be required to treat a percentage of all dividends received from the pension held REIT during the year as unrelated business taxable income. This percentage is equal to the ratio of:

   (1) the pension held REIT's gross income derived from the conduct of unrelated trades or businesses, determined as if the pension held REIT were a tax exempt pension fund, less direct expenses related to that income, to

   (2) the pension held REIT's gross income from all sources, less direct expenses related to that income,

except that this percentage shall be deemed to be zero unless it would otherwise equal or exceed 5%. A REIT is a pension held REIT if:

o    the REIT is "predominantly held" by tax exempt pension trusts, and

o the REIT would otherwise fail to satisfy the "closely held" ownership requirement discussed above if the stock or beneficial interests in the REIT held by tax exempt pension trusts were viewed as held by tax exempt pension trusts rather than by their respective beneficiaries.

A REIT is predominantly held by tax exempt pension trusts if at least one tax exempt pension trust owns more than 25% by value of the REIT's stock or beneficial interests, or if one or more tax exempt pension trusts, each owning more than 10% by value of the REIT's stock or beneficial interests, own in the aggregate more than 50% by value of the REIT's stock or beneficial interests. Because of restrictions in our declaration of trust regarding the ownership concentration of our shares, we believe that we are not and will not be a pension held REIT. However, because our shares will be publicly traded, we cannot completely control whether or not we are or will become a pension held REIT.

Taxation of Non-U.S. Shareholders

In general, a non-U.S. shareholder will be subject to regular United States federal income tax in the same manner as a U.S. shareholder with respect to its investment in our shares if that investment is effectively connected with the non-U.S. shareholder's conduct of a trade or business in the United States. A corporate non-U.S. shareholder that receives income that is or is deemed effectively connected with a trade or business in the United States may also be subject to the 30% branch profits tax under Section 884 of the Code, which is payable in addition to regular United States federal corporate income tax. The balance of this discussion of the United States federal income taxation of non-U.S. shareholders addresses only those non-U.S. shareholders whose investment in our shares is not effectively connected with the conduct of a trade or business in the United States.

A distribution by us to a non-U.S. shareholder that is not attributable to gain from the sale or exchange of a United States real property interest and that is not designated as a capital gain dividend will be treated as an ordinary income dividend to the extent that it is made out of current or accumulated earnings and profits. A distribution of this type will generally be subject to United States federal income tax and withholding at the rate of 30%, or the lower rate that may be specified by a tax treaty if the non-U.S. shareholder has in the manner prescribed by the IRS demonstrated its entitlement to benefits under a tax treaty. Because we cannot determine our current and accumulated earnings and profits until after the end of a taxable year, withholding at the rate of 30% or applicable lower treaty rate will generally be imposed on the gross amount of any distribution to a non-U.S. shareholder that we make and do not designate a capital gain dividend. Notwithstanding this withholding on distributions in excess of our current and accumulated earnings and profits, these excess distributions are a nontaxable return of capital that reduce the non-U.S. shareholder's adjusted basis in his shares. To the extent that these excess distributions exceed the adjusted basis of a non-U.S. shareholder's shares, the excess distributions will give rise to tax liability if the non-U.S. shareholder would otherwise be subject to tax on any gain from the sale or exchange of these shares, as discussed below. A non-U.S. shareholder may seek a refund from the IRS of amounts withheld on distributions to him in excess of our current and accumulated earnings and profits.

For any year in which we qualify as a REIT, distributions that are attributable to gain from the sale or exchange of a United States real property interest are taxed to a non-U.S. shareholder as if these distributions were gains effectively connected with a trade or business in the United States conducted by the non-U.S. shareholder. Accordingly, a non-U.S. shareholder will be taxed on these amounts at the normal capital gain rates applicable to a U.S. shareholder, subject to any applicable alternative minimum tax and to a special alternative minimum tax in the case of nonresident alien individuals; the non-U.S. shareholder will be required to file a United States federal income tax return reporting these amounts, even if applicable withholding is imposed as described below; and corporate non-U.S. shareholders may owe the 30% branch profits tax under Section 884 of the Code in respect of these amounts. We will be required to withhold from distributions to non-U.S. shareholders, and remit to the IRS, 35% of the maximum amount of any distribution that could be designated as a capital gain dividend. In addition, for purposes of this withholding rule, if we designate prior distributions as capital gain dividends, then subsequent distributions up to the amount of the designated prior distributions will be treated as capital gain dividends. The amount of any tax withheld is creditable against the non-U.S. shareholder's United States federal income tax liability, and any amount of tax withheld in excess of that tax liability may be refunded if an appropriate claim for refund is filed with the IRS. If for any taxable year we designate as capital gain dividends any portion of the dividends paid or made available for the year to our shareholders, including our retained capital gains treated as capital gain dividends, then the portion of the capital gain dividends so designated that will be allocated to the holders of a particular series of shares will on a percentage basis equal the ratio of the amount of the total dividends paid or made available for the year to the holders of that series of shares to the total dividends paid or made available for the year to holders of all series and classes of our shares.

Tax treaties may reduce withholding obligations on our distributions to non-U.S. shareholders. Under some treaties, however, rates below 30% that are applicable to ordinary income dividends from United States corporations may not apply to ordinary income dividends from a REIT. In addition, regardless of any reduction in tax and withholding that might otherwise apply, no reduction in tax and withholding rates will be available to you to the extent you are allocated excess inclusion income as a result of our direct or indirect investments in REMICs. Finally, the 35% withholding tax rate on capital gain dividends corresponds to the maximum income tax rate applicable to corporate non-U.S. shareholders but is higher than the 20% and 25% maximum rates on capital gains generally applicable to noncorporate non-U.S. shareholders. If the amount of tax withheld exceeds the non-U.S. shareholder's United States federal income tax liability, the shareholder may file for a refund of the excess from the IRS.

You must generally use an applicable IRS Form W-8, or substantially similar form, to claim tax treaty benefits. Distributions on our shares to a non-U.S. shareholder during each calendar year and the amount of tax withheld, if any, will generally be reported to the non-U.S. shareholder and to the IRS. This information reporting requirement applies regardless of whether the non-U.S. shareholder is subject to withholding on distributions on our shares or whether the withholding was reduced or eliminated by an applicable tax treaty.

If our shares are not "United States real property interests" within the meaning of Section 897 of the Code, a non-U.S. shareholder's gain on sale of these shares generally will not be subject to United States federal income taxation, except that a nonresident alien individual who was present in the United States for 183 days or more during the taxable year will be subject to a 30% tax on this gain. We believe that our shares will not constitute United States real property interests, either because we ourselves will be a "domestically controlled REIT", or because the majority of our investments will be in domestically controlled REITs or other investments that do not constitute United States real property interests, or for both these reasons. A domestically controlled REIT is a REIT in which at all times during the preceding five-year period less than 50% in value of its shares is held directly or indirectly by foreign persons. Because our shares and our REIT investments will be publicly traded and could possibly be or become foreign controlled, we cannot guarantee that our shares will not be United States real property interests, but we expect that they will not be. In addition, a non-U.S. shareholder's gain on sale of our shares will not be subject to United States federal income taxation as a sale of a United States real property interest, if that series of our shares is "regularly traded", as defined by applicable Treasury regulations, on an established securities market like the New York Stock Exchange, and the non-U.S. shareholder has at all times during the preceding five years owned 5% or less by value of that series of shares.

If the gain on the sale of our shares were subject to United States federal income taxation as the sale of a United States real property interest, the non-U.S. shareholder would generally be subject to the same treatment as a U.S. shareholder with respect to its gain, will be required to file a United States federal income tax return reporting that gain, and in the case of corporate non-U.S. shareholders might owe branch profits tax under Section 884 of the Code. A purchaser of our shares from a non-U.S. shareholder will not be required to withhold on the purchase price if the purchased shares are regularly traded on an established securities market, if we are a domestically controlled REIT or if our shares are otherwise not United States real property interests. Otherwise, a purchaser of our shares from a non-U.S. shareholder may be required to withhold 10% of the purchase price paid to the non-U.S. shareholder and to remit the withheld amount to the IRS.

Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax on all distributions or disposition proceeds payable to a shareholder of the Fund in respect of his Fund shares, if the shareholder fails to provide a correct taxpayer identification number or to make required certifications or has been notified by the IRS that he is subject to backup withholding. Corporate shareholders and other specified categories of shareholders are generally exempt from backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Tax Consequences

We and our shareholders may also be subject to state or local taxation in various state or local jurisdictions, including those in which we or our shareholders transact business or reside. State and local tax consequences may not be comparable to the federal income tax consequences discussed above.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered for basis for prediction of our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index ("BIG"), Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE")

Index, the NASDAQ Composite Index, and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the NAREIT Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

Our financial statements as of ____________, 2002, appearing in this SAI have been audited by ____________________, our independent auditors, as set forth in their report thereon appearing elsewhere in this SAI, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, D.C. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS

         Part A - None

         Part B - To be filed by Pre-Effective Amendment

         (i) Statement of Assets and Liabilities as of _________, 2002;

         (ii) Statement of Operations of the Fund for the one day then ended ________, 2002; and

         (iii) Notes to Financial Statements ______, 2002.

         Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2) EXHIBITS

Exhibit No.                  Description of Exhibits
-----------                  -----------------------
(a)                          Amended and Restated  Agreement and  Declaration of
                             Trust of the Registrant dated October 24, 2002.

(b)                          Bylaws of the Registrant.

(c)                          Not applicable.

(d) Amended and Restated Agreement and Declaration of Trust of the Registrant dated October 24, 2002; Bylaws of the Registrant. See exhibits (a) and (b).

(e) Dividend Reinvestment Plan - to be filed by amendment.

(f)                          Not applicable.

(g) Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.

(h)(1) Form of Underwriting Agreement - to be filed by amendment.

(i)                          Not applicable.

(j) Form of Custody Agreement between the Registrant and State Street Bank and Trust Company - to be filed by amendment.

(k)(1) Form of Transfer Agency and Service Agreement between the Registrant and EquiServe Trust Company, N.A. - to be filed by amendment.

(k)(2) Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc. - to be filed by amendment.

Exhibit No.                  Description of Exhibits
-----------                  -----------------------

(k)(3) Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company - to be filed by amendment.

(l) Opinion and consent of Sullivan & Worcester LLP - to be filed by amendment.

(m)                          Not applicable.

(n)                          Consent of Auditors - to be filed by amendment.

(o)                          Not applicable.

(p)                          Initial   Subscription    Agreement   between   the
                             Registrant and RMR Advisors, Inc. - to be filed by amendment.

(q)                          Not applicable.

(r)(1) Code of Ethics of the Registrant - to be filed by amendment.

(r)(2) Code of Ethics of RMR Advisors, Inc. - to be filed by amendment.


ITEM 25.   MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                               $ 6,900
National Association of Securities Dealers, Inc. fee            $     *
New York Stock Exchange listing fee                             $     *
Printing (other than stock certificates)                        $     *
Accounting fees and expenses                                    $     *
Legal fees and expenses                                         $     *
Underwriter expense reimbursement                               $     *
Miscellaneous                                                   $     *
Total                                                           $     *

*  To be filed by amendment

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of October 21, 2002)


TITLE OF CLASS                                      NUMBER OF RECORD HOLDERS

Common Shares, par value                                      1
         $0.001 per share

ITEM 29.  INDEMNIFICATION

         Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

         The information as to the directors and officers of RMR Advisors, Inc. will be set forth in RMR Advisors, Inc.'s Form ADV to be filed with the SEC prior to the effective date of this Registration Statement and, when filed, will be incorporated herein by reference.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Registrant:                   RMR Real Estate Fund
                              400 Centre Street
                              Newton, Massachusetts  02458

Investment Adviser:           RMR Advisors, Inc.
                              400 Centre Street

                              Newton, Massachusetts  02458

Transfer Agent for Common     EquiServe Trust Company, N.A.
Shares:                       EquiServe, Inc.
                              525 Washington Boulevard
                              Jersey City, New Jersey  07303

Custodian and                 State Street Bank and Trust Company
Subadministrator:             225 Franklin Street
                              Boston, Massachusetts  02770


ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

         (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not Applicable.

         (3) Not Applicable.

         (4) Not Applicable.

         (5) The Registrant undertakes that:

                  (a) For purposes of determining any liability under the Securities Act of 1933 ("1933 Act"), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 25th day of October, 2002.


                                      RMR REAL ESTATE FUND

                                      By: /s/ Thomas M. O'Brien
                                            Thomas M. O'Brien
                                            President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated. Each person whose signature appears below hereby authorizes and appoints Thomas M. O'Brien as his attorney-in-fact to sign and file on his behalf (individually and in each capacity stated below) any and all pre- and post-effective amendments to this Registration Statement, and any other registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which registers additional amounts of securities for the offering or offerings contemplated by this Registration Statement.



Signature                                 Title                       Date
---------                                 -----                       ----

/s/ Thomas M. O'Brien                    President              October 25, 2002
Thomas M. O'Brien

/s/ John C. Popeo                        Treasurer              October 25, 2002
John C. Popeo


/s/ Barry M. Portnoy                     Trustee                October 25, 2002
Barry M. Portnoy

/s/ Gerard M. Martin                     Trustee                October 25, 2002
Gerard M. Martin

                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibits
-----------                  ------------------------
(a)                          Amended and Restated Agreement and Declaration of
                             Trust of the Registrant dated October 24, 2002.

(b)                          Bylaws of the Registrant.

(g) Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.